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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                                IDEX Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

--------------------------------------------------------------------------------

     4) Date Filed:

--------------------------------------------------------------------------------
PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                             (IDEX CORPORATION LOGO)
                           630 Dundee Road, Suite 400
                              Northbrook, IL 60062

                                                                  March 10, 2008

DEAR STOCKHOLDER:

     You are cordially invited to attend the Annual Meeting of Stockholders of IDEX Corporation which will be held on Tuesday, April 8, 2008, at 9:00 a.m. Central Time, at The Westin Chicago North Shore, 601 North Milwaukee Avenue, Wheeling, Illinois 60090.

     Details of the business to be conducted at the Annual Meeting are given in the attached Notice of Annual Meeting and Proxy Statement. Included with the Proxy Statement is a copy of the Company's 2007 Annual Report. We encourage you to read the Annual Report. It includes information on the Company's operations, markets, products and services, as well as the Company's audited financial statements.

     Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted. Therefore, we urge you to sign, date, and promptly return the accompanying proxy card in the enclosed envelope. Alternatively, you can vote over the telephone or the Internet as described on the proxy card. If you decide to attend the Annual Meeting, you will be able to vote in person, even if you have previously submitted your proxy card, or voted by telephone or over the Internet.

     On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of the Company. We look forward to seeing you at the Annual Meeting.

                                        Sincerely,

                                        -s- Lawrence D. Kingsley
                                        LAWRENCE D. KINGSLEY
                                        Chairman of the Board, President and
                                        Chief Executive Officer

                                IDEX CORPORATION

                               -------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  APRIL 8, 2008



                               -------------------


TO THE STOCKHOLDERS:

     The Annual Meeting of Stockholders of IDEX Corporation (the "Company") will be held on Tuesday, April 8, 2008, at 9:00 a.m. Central Time, at The Westin Chicago North Shore, 601 North Milwaukee Avenue, Wheeling, Illinois 60090, for the following purposes:

          1. To elect three directors for a term of three years.

          2. To vote in favor of an amendment and restatement of the IDEX Corporation Incentive Award Plan.

          3. To ratify the appointment of Deloitte & Touche LLP as auditors of the Company for 2008.

          4. To transact such other business as may properly come before the meeting.

     The Board of Directors fixed the close of business on February 19, 2008, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting.

                                        By Order of the Board of Directors

                                        -s- Frank J. Notaro
                                        FRANK J. NOTARO
                                        Vice President-General Counsel
                                        and Secretary

March 10, 2008
Northbrook, Illinois

                              ---------------------

                                 PROXY STATEMENT


                              ---------------------

     The Company has prepared this Proxy Statement in connection with the solicitation by the Company's Board of Directors of proxies for the Annual Meeting of Stockholders of IDEX Corporation to be held on Tuesday, April 8, 2008, at 9:00 a.m. Central Time, at The Westin Chicago North Shore, 601 North Milwaukee Avenue, Wheeling, Illinois 60090. The Company commenced distribution of this Proxy Statement and the accompanying materials on March 10, 2008. You may also obtain a copy of this Proxy Statement and the accompanying materials at www.idexcorp.com.

     The Company will bear the costs of preparing and mailing this Proxy Statement and other costs of the proxy solicitation made by the Company's Board of Directors. Certain of the Company's officers and employees may solicit the submission of proxies authorizing the voting of shares in accordance with the Board of Directors' recommendations, but no additional remuneration will be paid by the Company for the solicitation of those proxies. These solicitations may be made by personal interview, telephone, email or facsimile transmission. The Company has made arrangements with brokerage firms and other record holders of the Company's Common Stock for the forwarding of proxy solicitation materials to the beneficial owners of that stock. The Company will reimburse those brokerage firms and others for their reasonable out-of-pocket expenses in connection with this work. In addition, the Company has engaged Morrow & Co. to assist in proxy solicitation and collection at a cost of $5,500, plus out-of-pocket expenses.

                              VOTING AT THE MEETING

     The record of stockholders entitled to notice of, and to vote at, the Annual Meeting was taken as of the close of business on February 19, 2008, and each stockholder will be entitled to vote at the meeting any shares of the Company's Common Stock held of record on that date. 81,586,819 shares of the Company's Common Stock were outstanding at the close of business on February 19, 2008. Each share entitles its holder of record to one vote on each matter upon which votes are taken at the Annual Meeting. No other securities are entitled to be voted at the Annual Meeting.

     A quorum of stockholders is necessary to take action at the Annual Meeting. A majority of outstanding shares of the Company's Common Stock present in person or represented by proxy will constitute a quorum. The Company will appoint election inspectors for the meeting to determine whether or not a quorum is present, and to tabulate votes cast by proxy or in person at the Annual Meeting. Under certain circumstances, a broker or other nominee may have discretionary authority to vote certain shares of Common Stock if instructions have not been received from the beneficial owner or other person entitled to vote. The election inspectors will treat directions to withhold authority, abstentions and broker non-votes (which occur when a broker or other nominee holding shares for a beneficial owner does not vote on a particular proposal because such broker or other nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner) as present and entitled to vote for purposes of determining the presence of a quorum for the transaction of business at the Annual Meeting. The election of directors requires a plurality vote, and the approval of the amendment and restatement of the Incentive Award Plan and the ratification of the appointment of Deloitte & Touche LLP as auditors of the Company for 2008 each requires a majority vote, of the shares of the Company's Common Stock present in person or represented by proxy at the meeting. Directions to withhold authority and abstentions will have no effect on the election of directors, because directors are elected by a plurality of votes cast. Abstentions will be treated as shares voted against the approval of the amendment and restatement of the Incentive Award Plan. Abstentions and broker non-votes will be treated as shares voted against the ratification of the appointment of Deloitte & Touche LLP as auditors of the Company for 2008.

     The Company requests that you mark the accompanying proxy card to indicate your votes, sign and date it, and return it to the Company in the enclosed envelope, or vote by telephone or over the Internet as described on the proxy card. If you vote by telephone or over the Internet, you should not mail your proxy card. If your completed proxy card or telephone or Internet voting instructions are received prior to the meeting, your shares will be voted in accordance with your voting instructions. If you sign and return your proxy card but do not give voting instructions, your shares will be voted FOR the election of the Company's nominees as directors, FOR the approval of the amendment and restatement of the Incentive Award Plan, FOR the ratification of the appointment of Deloitte & Touche LLP as auditors of the Company for 2008, and in the discretion of the proxy holders as to any other business which may properly come before the meeting. Any proxy solicited hereby may be revoked by the person or persons giving it at any time before it has been exercised at the Annual Meeting by giving notice of revocation to the Company in writing prior to the meeting. If you decide to attend the Annual Meeting, you will be able to vote in person, even if you have previously submitted your proxy card, or voted by telephone or over the Internet. The Company requests that all such written notices of revocation to the Company be addressed to Frank J. Notaro, Vice President-General Counsel and Secretary, IDEX Corporation, 630 Dundee Road, Suite 400, Northbrook, IL 60062.

                       PROPOSAL 1 -- ELECTION OF DIRECTORS

     The Company's Restated Certificate of Incorporation, as amended, provides for a three-class Board, with one class being elected each year for a term of three years. At the beginning of fiscal 2007, the Board of Directors consisted of seven members; however, one director, Gregory B. Kenny, resigned effective December 31, 2007. As a result, the Board of Directors currently consists of six members, two of whom are Class I directors whose terms will expire at this year's Annual Meeting, two of whom are Class II directors whose terms will expire at the Annual Meeting to be held in 2009, and two of whom are Class III directors whose terms will expire at the Annual Meeting to be held in 2010. On February 20, 2008, the Board of Directors appointed two new directors, William
M. Cook and Gregory F. Milzcik, effective April 8, 2008. The addition of the two directors increases the size of the Board of Directors by one, to eight directors, after giving effect to the vacancy created by the resignation of Mr. Kenny.

     The Company's Board of Directors has nominated three individuals for election as Class I directors to serve for a three-year term expiring at the Annual Meeting to be held in 2011, or upon the election and qualification of their successors. The nominees of the Board of Directors are Bradley J. Bell, Lawrence D. Kingsley, and Gregory F. Milzcik. Messrs. Bell and Kingsley are currently serving as directors of the Company. Prior to his resignation, Mr. Kenny served as a Class I director. The nominees and the directors serving in Class II and Class III whose terms expire in future years and who will continue to serve after the Annual Meeting are listed below with brief statements setting forth their present principal occupations and other information, including any directorships in other public companies.

     If for any reason either of the nominees for a Class I directorship are unavailable to serve, proxies solicited hereby may be voted for a substitute. The Board, however, expects the nominees to be available.

             THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                    THE NOMINEES IN CLASS I IDENTIFIED BELOW.

                            NOMINEES FOR DIRECTORSHIP

CLASS I: NOMINEES FOR THREE-YEAR TERM

BRADLEY J. BELL                                              Director since 2001
Executive Vice President and Chief Financial Officer                      Age 55
Nalco Company

     Mr. Bell has been a director of the Company since June 11, 2001. He has been Executive Vice President and Chief Financial Officer of Nalco Company since November 5, 2003. Mr. Bell was Senior Vice President and Chief Financial Officer of Rohm and Haas Company from prior to 2003 until May 31, 2003. Mr. Bell is a director of Compass Minerals International, Inc. Mr. Bell is Chairman of the Audit Committee of the Board of Directors.

LAWRENCE D. KINGSLEY                                         Director since 2005
Chairman of the Board, President and Chief Executive Officer              Age 45
IDEX Corporation

     Mr. Kingsley was appointed Chairman of the Board by the Board of Directors on April 4, 2006. Mr. Kingsley has been President and Chief Executive Officer of the Company since March 22, 2005. From August 2004 to March 2005, Mr. Kingsley served as Chief Operating Officer of the Company. From March 2004 to August 2004, Mr. Kingsley served as Corporate Vice President and Group Executive, Danaher Corporation, responsible for the Sensors and Controls businesses. He served as President, Industrial Controls Group, Danaher Corporation, from prior to 2003 to July 2004. Mr. Kingsley is a director of Cooper Industries, Ltd. Mr. Kingsley is Chairman of the Executive Committee of the Board of Directors.

GREGORY F. MILZCIK                                           Director since 2008
President and Chief Executive Officer                                     Age 48
Barnes Group Inc.

     On February 20, 2008, the Board of Directors appointed Mr. Milzcik as a director of the Company, effective April 8, 2008. He has been President and Chief Executive Officer of Barnes Group Inc. since October 2006. In 2006, prior to his appointment as President, Mr. Milzcik served as Executive Vice President and Chief Operating Officer, Barnes Group Inc. He served as President, Associated Spring Group, Barnes Group Inc., from 2004 to 2006, and President, Barnes Aerospace, Barnes Group Inc., from prior to 2003 until 2004. Mr. Milzcik is a director of Barnes Group Inc. Mr. Milzcik will become a member of the Compensation Committee of the Board of Directors on April 8, 2008.

                            OTHER INCUMBENT DIRECTORS

CLASS II: THREE-YEAR TERM EXPIRES IN 2009

WILLIAM M. COOK                                              Director since 2008
Chairman, President and Chief Executive Officer                           Age 53
Donaldson Company, Incorporated

     On February 20, 2008, the Board of Directors appointed Mr. Cook as a director of the Company, effective April 8, 2008. He has been Chairman since August 2005, and President and Chief Executive Officer since August 2004, of Donaldson Company, Incorporated. Mr. Cook served as Senior Vice President, International and Chief Financial Officer, Donaldson Company, Incorporated, from prior to 2003 to August 2004. Mr. Cook is a director of Donaldson Company, Incorporated. Mr. Cook will become a member of the Audit Committee of the Board of Directors on April 8, 2008.

FRANK S. HERMANCE                                            Director since 2004
Chairman and Chief Executive Officer                                      Age 59
AMETEK, INC.

     Mr. Hermance has been a director of the Company since January 5, 2004. Mr. Hermance has been Chairman and Chief Executive Officer of AMETEK, INC. since prior to 2003. Mr. Hermance is a director of AMETEK, INC. Mr. Hermance is a member of the Compensation Committee of the Board of Directors.

MICHAEL T. TOKARZ                                            Director since 1987
Member                                                                    Age 58
The Tokarz Group L.L.C.

     Mr. Tokarz has been a director of the Company since its organization in September 1987. He has been a member of The Tokarz Group L.L.C. since prior to 2003. Mr. Tokarz is a director of Conseco, Inc., MVC Capital, Inc., Mueller Water Products, Inc., and Walter Industries, Inc. Mr. Tokarz is Chairman of the Compensation Committee, and a member of the Executive Committee, of the Board of Directors.

CLASS III: THREE-YEAR TERM EXPIRES IN 2010

RUBY R. CHANDY                                               Director since 2006
Vice President Chief Marketing Officer                                    Age 46
Rohm and Haas Company

     Ms. Chandy has been a director of the Company since April 4, 2006. Ms. Chandy has been Vice President Chief Marketing Officer of Rohm and Haas Company since 2007. Ms. Chandy served as Vice President of Marketing and Commercial Excellence, Thermo Fisher Scientific, from 2004 to 2007. She served as President, Bioscience Technologies Division, Thermo Electron Corporation, from prior to 2003 to 2004. Ms. Chandy is a member of the Audit Committee and Nominating and Corporate Governance Committee of the Board of Directors.

NEIL A. SPRINGER                                             Director since 1990
Managing Director                                                         Age 69
Springer & Associates, L.L.C.

     Mr. Springer has been a director of the Company since February 27, 1990. He has been Managing Director of Springer & Associates, L.L.C. since prior to 2003. Mr. Springer is a director of CUNA Mutual Insurance Group and Mueller Water Products, Inc. Mr. Springer is the Chairman of the Nominating and Corporate Governance Committee, and a member of the Audit Committee and the Executive Committee, of the Board of Directors.

                              CORPORATE GOVERNANCE

INFORMATION REGARDING THE BOARD OF DIRECTORS AND COMMITTEES

     The Board of Directors has the ultimate authority for the management of the Company's business. In February 2008, the Board affirmed the Company's Corporate Governance Guidelines which, along with the charters of the Board committees and the Company's Code of Business Conduct and Ethics, provide the framework for the governance of the Company. The Company's Corporate Governance Guidelines address matters such as composition, size and retirement age of the Board, Board membership criteria, the role and responsibilities of the Board, director compensation, share ownership guidelines, and the frequency of Board meetings (including meetings to be held without the presence of management). The Company's Code of Business Conduct and Ethics sets forth the guiding principles of business ethics and certain legal requirements applicable to all of the Company's employees and directors. Copies of the current Corporate Governance Guidelines, the charters of the Board committees, and Code of Business Conduct and Ethics are available on the Company's website at www.idexcorp.com, or may be obtained by stockholders without charge by sending a written request to Heath A. Mitts, Vice President-Corporate Finance, IDEX Corporation, 630 Dundee Road, Suite 400, Northbrook, Illinois 60062.

     The Board selects the Company's executive officers, delegates responsibilities for the conduct of the Company's operations to those officers, and monitors their performance. During 2007, the Board held seven meetings. The independent (non-management) directors met in regular executive sessions without management at each in-person meeting of the Board. Generally, the Chairman of the Nominating and Corporate Governance Committee presides at the non-management executive sessions.

     The Board has adopted standards for determining whether a director is independent from management. These standards are based upon the listing standards of the New York Stock Exchange and applicable laws and regulations. These standards were included as Appendix A to the Company's Proxy Statement for its Annual Meeting held in 2006. The Board has affirmatively determined, based on these standards, that the following directors, two of whom are standing for election to the Board, are independent: Mr. Bell, Ms. Chandy, and Messrs. Cook, Hermance, Milzcik, Springer and Tokarz. The Board has also determined that Mr. Kingsley, who is standing for election to the Board, is not independent. Mr. Kingsley is the Chairman of the Board, President and Chief Executive Officer of the Company. The Board also has determined that all Board standing committees are composed entirely of independent directors.

     Important functions of the Board are performed by committees comprised of members of the Board. Subject to applicable provisions of the Company's By-Laws and based on the recommendations of the Nominating and Corporate Governance Committee, the Board as a whole appoints the members of each committee each year at its first meeting. The Board may, at any time, appoint or remove committee members or change the authority or responsibility delegated to any committee. There are four standing committees of the Board: the Nominating and Corporate Governance Committee, the Audit Committee, the Compensation Committee, and the Executive Committee. Each committee other than the Executive Committee (whose powers are set forth in enabling resolutions of the Board) has a written charter which is available on the Company's website as described above.

     The Nominating and Corporate Governance Committee's primary purpose and responsibilities are to: develop and recommend to the Board corporate governance principles and a code of business conduct and ethics; develop and recommend criteria for selecting new directors; identify individuals qualified to become directors consistent with criteria approved by the Board, and recommend to the Board such individuals as nominees to the Board for its approval; screen and recommend to the Board individuals qualified to become Chief Executive Officer and any other senior officer whom the committee may wish to approve; and oversee evaluations of the Board, individual Board members and Board committees. The members of the Nominating and Corporate Governance Committee are Ms. Chandy and Mr. Springer. During 2007, the Nominating and Corporate Governance Committee held one meeting.

     It is the policy of the Nominating and Corporate Governance Committee to consider nominees for the Board recommended by the Company's stockholders in accordance with the procedures described under STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR 2009 ANNUAL MEETING. Stockholder nominees who are nominated in accordance with these procedures will be given the same consideration as nominees for director from other sources.

     The Nominating and Corporate Governance Committee will select nominees for the Board who demonstrate the following qualities:

     Experience (in one or more of the following):

     - high-level leadership experience in business or administrative activities;

     - specialized expertise in the industries in which the Company competes;

     - financial expertise;

     - breadth of knowledge about issues affecting the Company; and

     - ability and willingness to contribute special competencies to Board activities.

     Personal attributes:

     - personal integrity;

     - loyalty to the Company and concern for its success and welfare, and willingness to apply sound independent business judgment;

     - awareness of a director's vital part in the Company's good corporate citizenship and corporate image;

     - time available for meetings and consultation on Company matters; and

     - willingness to assume fiduciary responsibilities.

     Qualified candidates for membership on the Board shall be considered without regard to race, color, religion, sex, ancestry, national origin or disability. In the past, the Company has hired Russell Reynolds and Crist Associates, executive search firms, to help identify and facilitate the screening and interviewing of director candidates. After conducting an initial evaluation of a candidate, the Nominating and Corporate Governance Committee will interview that candidate if it believes the candidate might be suitable to be a director. The Committee may also ask the candidate to meet with other members of the Board. If the Committee believes a candidate would be a valuable addition to the Board of Directors, it will recommend to the full Board appointment or election of that candidate. Annually, the Nominating and Corporate Governance Committee reviews the qualifications and backgrounds of the directors, as well as the overall composition of the Board, and recommends to the full Board the slate of directors for nomination for election at the annual meeting of stockholders.

     The Audit Committee's primary duties and responsibilities are to: monitor the integrity of the Company's financial reporting process and systems of internal control regarding finance, accounting and legal compliance; monitor the independence and performance of the Company's independent auditor and monitor the performance of the Company's internal audit function; hire and fire the Company's auditor and approve any audit and non-audit work performed by the independent auditor; provide an avenue of communication among the independent auditor, management and the Board of Directors; prepare the report that the rules of the Securities and Exchange Commission require to be included in the Company's annual proxy statement; and administer the Company's Related Person Transactions Policy (see TRANSACTIONS WITH RELATED PERSONS). The members of the Audit Committee are Mr. Bell, Ms. Chandy and Mr. Springer. Mr. Cook will become a member of the Audit Committee on April 8, 2008. The Board of Directors has determined that Mr. Bell is the "audit committee financial expert," as defined by the rules of the Securities and Exchange Commission. During 2007, the Audit Committee held eleven meetings.

     The Compensation Committee's primary purpose and responsibilities are to: establish the Company's compensation philosophy and structure the Company's compensation programs to be consistent with that philosophy; establish the compensation of the Chief Executive Officer and other senior officers of the Company; develop and recommend to the Board of Directors compensation for the Board; and prepare a compensation committee report as required by the Securities and Exchange Commission to be included in the Company's annual proxy statement. The members of the Compensation Committee are Messrs. Hermance and Tokarz. Assuming his election by the stockholders, Mr. Milzcik will become a member of the Compensation Committee on April 8, 2008. During 2007, the Compensation Committee held five meetings.

     The Executive Committee is empowered to exercise the authority of the Board in the management of the Company between meetings of the Board, except that the Executive Committee may not fill vacancies on the Board, amend the Company's By-Laws or exercise certain other powers reserved to the Board or delegated to other Board committees. The members of the Executive Committee are Messrs. Kingsley, Springer and Tokarz. During 2007, the Executive Committee did not hold any meetings.

     During 2007, each member of the Board of Directors attended more than 75% of the aggregate number of meetings of the Board of Directors and of committees of the Board of which he or she was a member. The Company encourages its directors to attend the Annual Meeting of Stockholders but has no formal policy with respect to that attendance. All of the directors attended the 2007 Annual Meeting of Stockholders, except Messrs. Cook and Milzcik who were appointed in 2008.

COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During 2007, Messrs. Hermance and Tokarz served as the members of the Compensation Committee. Neither Mr. Hermance nor Mr. Tokarz (i) was an officer or employee of the Company or any of its subsidiaries during 2007, (ii) was formerly an officer of the Company or any of its subsidiaries, or (iii) had any relationship requiring disclosure by the Company under Item 404 of Regulation S-K under the Securities Act of 1933, as amended. There were no relationships between the Company's executive officers and the members of the Compensation Committee that require disclosure under Item 407 of Regulation S-K.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

     Stockholders and other interested parties may contact the Board or any of the individual directors, including the presiding director, by writing to Frank
J. Notaro, Vice President-General Counsel and Secretary, IDEX Corporation, 630 Dundee Road, Suite 400, Northbrook, Illinois 60062. Inquiries sent by mail will be reviewed, sorted and summarized by Mr. Notaro before they are forwarded to the Board or an individual director.

                        TRANSACTIONS WITH RELATED PERSONS

     The Board of Directors has adopted a written Related Person Transactions Policy regarding the review, approval and ratification of transactions with related persons. All related party transactions are approved by the Audit Committee. If the transaction involves a related person who is a director or immediate family member of a director, that director will not be included in the deliberations. In approving the transaction, the Audit Committee must determine that the transaction is fair and reasonable to the Company.

                               SECURITY OWNERSHIP

     The following table furnishes information as of February 19, 2008, except as otherwise noted, with respect to shares of the Company's Common Stock beneficially owned by (i) each director and nominee for director, (ii) each officer named in the Summary Compensation Table, (iii) directors, nominees and executive officers of the Company as a group, and (iv) any person who is known by the Company to be a beneficial owner of more than five percent of the outstanding shares of Common Stock. Except as indicated by the notes to the following table and with respect to Deferred Compensation Units, or DCUs, issued under the Directors Deferred Compensation Plan and the IDEX Corporation Deferred Compensation Plan for Officers (the "Officers Deferred Compensation Plan"), the holders listed below have sole voting power and investment power over the shares beneficially held by them. Under the Securities and Exchange Commission rules, the number of shares shown as beneficially owned includes shares of Common Stock subject to options that currently are exercisable, or will be exercisable, within 60 days of February 19, 2008. Shares of Common Stock subject to options that are currently exercisable within 60 days of February 19, 2008, are considered to be outstanding for the purpose of determining the percentage of the shares held by a holder, but not for the purpose of computing the percentage held by others. An * indicates ownership of less than one percent of the outstanding Common Stock.

NAME AND ADDRESS OF BENEFICIAL          SHARES BENEFICIALLY     DEFERRED COMPENSATION     PERCENT OF
OWNER                                          OWNED                   UNITS(1)              CLASS
------------------------------          -------------------     ---------------------     ----------
Directors and Nominees
(other than Executive Officers):
  Bradley J. Bell(2)...............             66,264                                          *
  Ruby R. Chandy(2)................             11,649                                          *
  Frank S. Hermance(2).............             41,514                   5,478                  *
  Gregory B. Kenny(2)..............             25,313                                          *
  Neil A. Springer(2)..............             97,201                                          *
  Michael T. Tokarz(2).............            349,062                  22,885                  *
Named Executive Officers:
  Lawrence D. Kingsley(3)(4).......            610,190                                          *
  Dominic A. Romeo(3)(4)...........            213,318                                          *
  John L. McMurray(3)(4)...........            263,041                   3,860                  *
  Frank J. Notaro(3)(4)............            142,167                                          *
  Kimberly K. Bors(3)(4)...........            151,963                                          *
Directors, Nominees and All
  Executive Officers as a Group:
  (14 persons)(5)..................          2,020,205                  32,223                2.4
Other Principal Beneficial Owners:
  Ariel Capital Management,
  Inc.(6)..........................          9,142,817                                       11.2
  307 North Michigan Avenue, Suite
  500 Chicago, IL 60601
  T. Rowe Price Associates,
     Inc.(7).......................          7,527,705                                        9.2
  100 East Pratt Street,
  Baltimore, Maryland 21202


--------

   (1) DCUs are awarded under the Directors Deferred Compensation Plan and the Officers Deferred Compensation Plan and are payable in Common Stock. The value of these DCUs depends directly on the performance of Common Stock. The DCUs are not included in Shares Beneficially Owned.

   (2) Includes 59,063, 8,438, 38,813, 25,313, 74,250 and 23,625 shares under exercisable options for Mr. Bell, Ms. Chandy, and Messrs. Hermance, Kenny, Springer and Tokarz, respectively. Includes 1,013 shares of restricted stock issued to each of Messrs. Bell, Hermance, Springer and Tokarz under the Company's Incentive Award Plan on February 2, 2006, which vest on February 2, 2009; 1,523 shares of restricted stock issued to Ms. Chandy on April 4, 2006, which vest on April 4, 2009; 1,013 shares of restricted stock issued to Mr. Bell, Ms. Chandy, and Messrs. Hermance, Springer and Tokarz on February 12, 2007, which vest on February 12, 2010; and 675 shares of restricted stock issued to Mr. Bell, Ms. Chandy, and Messrs. Hermance, Springer and Tokarz on February 20, 2008, which vest on February 20, 2011. The restricted shares held by Mr. Bell, Ms. Chandy, and Messrs. Hermance, Springer and Tokarz may vest earlier than the dates indicated above upon a change of control of the Company or failure to be reelected to the Board. All shares of restricted stock are eligible for dividends.

   (3) Includes 273,209, 155,317, 249,000, 131,599 and 134,692 shares under exercisable options for Messrs. Kingsley, Romeo, McMurray and Notaro and Ms. Bors, respectively.

   (4) Includes shares of restricted stock awarded by the Company as follows:

       Mr. Kingsley was awarded 172,500 shares of restricted stock on August 23, 2004, as an inducement to accept employment as the Company's Chief Operating Officer. Such shares were not granted under a plan approved by stockholders. Under the terms of the award, 34,500 of the shares vested on August 23 in each of the years 2005, 2006 and 2007, and 34,500 of the shares will vest on August 23 in each of the years 2008 and 2009. In connection with the vesting of shares on August 23, 2005, 2006 and 2007, Mr. Kingsley surrendered 11,842, 13,611 and 13,610 shares, respectively, to satisfy withholding taxes. In connection with his promotion to Chief Executive Officer on March 22, 2005, Mr. Kingsley was awarded 150,000 shares of restricted stock under the Incentive Award Plan. Under the terms of such award, 37,500 shares vested on March 22, 2006 and 2007, and 37,500 of the shares will vest on March 22 in each of the years 2008 and 2009. In connection with the vesting of the shares on March 22, 2006 and 2007, Mr. Kingsley surrendered 14,794 and 14,795 shares to satisfy withholding taxes. In addition, Mr. Kingsley was awarded 26,715 shares of restricted stock under the Incentive Award Plan on March 22, 2005, which vest on March 22, 2009; 27,188 shares of restricted stock under the Incentive Award Plan on April 4, 2006, which vest on April 4, 2010; and 29,228 shares of restricted stock under the Incentive Award Plan on April 3, 2007, which vest on April 3, 2011; provided he is employed by the Company on such vesting dates. At December 31, 2007, Mr. Kingsley held 227,131 non-vested shares of restricted stock.

       Mr. Romeo was awarded 45,000 shares of restricted stock on January 14, 2004, as an inducement to accept employment as the Company's Vice President and Chief Financial Officer. Such shares were not granted under a plan approved by stockholders. Under the terms of the award, 22,500 of the shares vested on January 14, 2008, and 22,500 of the shares will vest on January 14, 2009. In connection with the vesting of shares on January 14, 2008, Mr. Romeo surrendered 8,352 shares to satisfy withholding taxes. In addition, Mr. Romeo was awarded 6,060 shares of restricted stock under the Incentive Award Plan on March 22, 2005, which vest on March 22, 2009; 3,000 shares of restricted stock under the Incentive Award Plan on September 27, 2005, which vest on September 27, 2009; 5,820 shares of restricted stock under the Incentive Award Plan on April 4, 2006, which vest on April 4, 2010; and 6,473 shares of restricted stock under the Incentive Award Plan on April 3, 2007, which vest on April 3, 2011; provided he is employed by the Company on such vesting dates. At December 31, 2007, Mr. Romeo held 43,853 non-vested shares of restricted stock.

       Messrs. McMurray and Notaro and Ms. Bors were awarded 4,860, 3,960 and 3,480 shares of restricted stock, respectively, under the Incentive Award Plan on March 22, 2005, which vest on March 22, 2009; 3,300, 3,210 and 3,120 shares of restricted stock, respectively, under the Incentive Award Plan on April 4, 2006, which vest on April 4, 2010; and 4,271, 3,398 and 3,300 shares of restricted stock, respectively, under the Incentive Award Plan on April 3, 2007, which vest on April 3, 2011; provided the executive is employed by the Company on such vesting dates.

       The restricted shares held by Messrs. Kingsley, Romeo, McMurray and Notaro and Ms. Bors may vest earlier than the dates indicated above upon a change of control of the Company and certain other events. Further, the restricted shares held by Mr. McMurray vest in the event of his retirement. See "Outstanding Equity Awards at 2007 Fiscal Year End" under EXECUTIVE COMPENSATION.

       All shares of restricted stock are eligible for dividends.

   (5) Includes 1,197,654 shares under exercisable options and 329,655 non-vested shares of restricted stock.

   (6) Based solely on information in a Schedule 13G, as of December 31, 2007, filed by Ariel Capital Management, Inc. ("Ariel") with respect to Common Stock owned by Ariel and certain other entities which Ariel directly or indirectly controls or for which Ariel is an investment advisor on a discretionary basis.

   (7) Based solely on information in Schedule 13G, as of December 31, 2007, filed by T. Rowe Price Associates, Inc. ("Price Associates") with respect to Common Stock owned by Price Associates and certain other entities which Price Associates directly or indirectly controls or for which Price Associates is an investment advisor on a discretionary basis.

                             EXECUTIVE COMPENSATION

                          COMPENSATION COMMITTEE REPORT

     The Compensation Committee has reviewed the following Compensation Discussion and Analysis and discussed its contents with the Company's management. Based on this review and discussion, the Compensation Committee has recommended that the Compensation Discussion and Analysis be included in the Company's Annual Report on Form 10-K and in this Proxy Statement.


                                        Michael T. Tokarz, Chairman
                                        Frank S. Hermance

                      COMPENSATION DISCUSSION AND ANALYSIS

PHILOSOPHY AND OVERVIEW OF COMPENSATION

     The Company's executive compensation philosophy is to have a compensation program that (1) aligns the interests of management and stockholders, (2) motivates and retains the management team, and (3) results in executives holding meaningful amounts of the Company's Common Stock.

     The Company carries out its compensation philosophy by:

     - Compensating executives at the median of the market in which the Company competes for management talent, if the Company performs at target.

     - Providing executives with additional compensation if the Company performs above target.

     - Paying executives a significant portion of their compensation in the form of long-term equity awards that vest over time.

     - Requiring executives to hold targeted amounts of the Company's Common Stock.

TOTAL COMPENSATION

     The material elements of the Company's 2007 compensation for the named executive officers, or NEOs, in the Summary Compensation Table, including Lawrence D. Kingsley, who is the chief executive officer, or CEO, and Dominic A. Romeo, who is the chief financial officer, or CFO, are outlined below:

ELEMENT                                     PURPOSE                      CHARACTERISTICS
-------                                     -------                      ---------------
Total Direct Compensation       Reward each executive for        Non-variable and variable
                                current and future performance   cash, non-cash and equity-
                                through a combination of base    based components of
                                salary, short- and long-term     compensation, all targeted at
                                performance-based incentives,    the market median.
                                and benefits.
Base Salary                     Provide a fixed level of         Targeted at market median and
                                current cash compensation to     adjusted annually to reflect
                                reflect the executive's          market changes, salary
                                primary duties and               increase budgets, and
                                responsibilities.                individual performance.
Short-Term                      Provide performance-based cash   Target award set at market
  Incentives -- Annual Bonus    compensation in excess of base   median, with actual award
                                salary.                          based on Company and
                                                                 individual performance.
Long-Term Incentives -- Stock   Provide long-term compensation   Target award set at market
  Options                       tied to increases in the price   median, adjusted based on
                                of the Company's stock, and      Company and individual
                                retention of the executive.      performance, priced on grant
                                                                 date, and vested ratably over
                                                                 four years.
Long-Term                       Provide long-term compensation   Target award set at market
  Incentives -- Restricted      tied to the value of the         median, adjusted based on
  Stock                         Company's stock, and retention   Company and individual
                                of the executive.                performance, and cliff vested
                                                                 in four years.
Retirement Benefits             Provide overall wealth           Various market-based
                                accumulation and retention of    retirement and welfare
                                executives.                      benefits and perquisites.


     The Company targets the following approximate mix of compensation for the CEO and other NEOs:

                                                           PERCENT OF TOTAL
                                                                DIRECT
                                                             COMPENSATION
                                                           ----------------
ELEMENT OF COMPENSATION                                    CEO   OTHER NEOS
-----------------------                                    ---   ----------
Base Salary..............................................   20%      40%
Target Annual Incentives.................................   20       25
Target Long-Term Incentives..............................   60       35


ROLE OF COMPENSATION COMMITTEE AND DATA USED

     The Compensation Committee establishes the Company's compensation philosophy, structures the Company's compensation programs to be consistent with that philosophy, and approves each element of each executive officer's compensation. In the case of the CEO, the compensation determinations made by the Compensation Committee are ratified by the entire Board.

     The Compensation Committee began periodic reviews of executive pay tally sheets in 2006. The tally sheets outline each executive's annual pay -- target and actual -- and total accumulated wealth under various performance and employment scenarios. Data from the tally sheets is considered by the Compensation Committee when setting target total compensation. Generally, the Compensation Committee reviews and adjusts target total compensation levels annually. Actual total compensation may vary from target based on Company and individual performance, and changes in stock price over time.

     Generally, the amount of compensation realized historically, or potentially realizable in the future, from past compensation awards does not directly impact the level at which future pay opportunities are set. When granting equity awards, the Compensation Committee reviews both individual performance and the positioning of previously granted equity awards within established grant ranges.

     To assist the Compensation Committee in discharging its responsibilities, the Compensation Committee retained Towers Perrin to act as an outside consultant. Towers Perrin is engaged by, and reports directly to, the Compensation Committee. Towers Perrin works with the Compensation Committee, in conjunction with management, to structure the Company's compensation programs and evaluate the competitiveness of its executive compensation levels. In 2007, Towers Perrin's primary areas of assistance to the Compensation Committee were:

     - Gathering market compensation data for all executive positions, including the CEO; and

     - Reviewing materials to be used in the Company's 2008 proxy statement.

     In addition, Towers Perrin periodically provides the Compensation Committee and management market data on a variety of compensation-related topics. The Compensation Committee authorized Towers Perrin to interact with the Company's management, as needed, on behalf of the Compensation Committee, to obtain or confirm information.

     The Company believes that to attract and retain qualified management, pay levels (including base salary, incentive compensation at target, and benefits) should be targeted at the 50(th) percentile (or median) of pay levels for comparable positions at comparable companies. We consider pay levels within 20%, plus or minus, of the median to be within target. Actual pay should and does vary from target based on Company and individual performance, and changes in stock price over time. For 2007, pay levels for the NEOs were within target of median.

     The primary reference point for the determination of market pay practices are pay levels for organizations with revenues, business activities, and complexities similar to those of the Company. Market data is derived from aggregated pay surveys available to the Company's Human Resource function and Towers Perrin. When developing competitive compensation data, the Human Resource function and Towers Perrin rely primarily on two market reference points:

     - General industry companies with data regressed based on the Company's revenue size; and

     - Industrial manufacturing companies with data regressed based on the Company's revenue size.

     Where general industry or industrial manufacturing data are not available, data for companies with revenues similar to those of the Company is used. In either case, the data presented to and relied upon by the Compensation Committee was aggregated survey data; and the Compensation Committee was not aware of any individual company in these surveys.

     In evaluating the competitiveness of compensation provided to the CEO, the Compensation Committee considers as an additional reference point the pay practices for chief executive officers at a group of companies with operations similar to those of the Company (the "peer group"). Companies in the peer group in 2007 were Danaher, Dover, Graco, Illinois Tool Works, Ingersoll-Rand, ITT Industries, Nordson, Parker Hannifin, Pentair, and Roper Industries. Regressed data were reviewed for the peer group to account for differences in size. This additional reference point was used together with the available pay surveys to establish the compensation of the CEO for 2007.

     In 2007 the Compensation Committee undertook a review of competitive pay practices and determined that, beginning in 2008, market pay practices with respect to all executives will be determined by reference to the same surveys and peer groupings, and that it will not consider separate reference points with respect to CEO compensation.

     The CEO's pay package is set by the Compensation Committee during executive session based on the financial and operating performance of the Company and the Committee's assessment of the CEO's individual performance. The pay packages for the other NEOs are based on the recommendations of the CEO to the Compensation Committee. The Compensation Committee considers the CEO's recommendations, taking into account each NEO's individual responsibility, experience and overall performance, as well as internal comparisons of pay within the executive group.

     The Compensation Committee reviews the estimated accounting and tax impact of all elements of the executive compensation program. Generally, an accounting expense is accrued over the requisite service period of the particular pay element (generally equal to the performance period) and the Company realizes a tax deduction upon payment to, or realization by, the executive. The Compensation Committee has been advised that, based on current interpretations, stock options awarded under the Incentive Award Plan should satisfy the requirements for performance-based compensation under Internal Revenue Code
Section 162(m). In addition, the Compensation Committee has been advised that Mr. Kingsley's annual incentive compensation under the Incentive Award Plan should satisfy the requirements for performance-based compensation under Internal Revenue Code Section 162(m). The Compensation Committee has been made aware that restricted stock awards (which vest based on continued employment with the Company) do not qualify as performance-based compensation and, therefore, may not be tax-deductible under Internal Revenue Code Section 162(m).

     A goal of the Compensation Committee is to comply with the requirements of
Section 162(m) of the Internal Revenue Code of 1986, as amended. Section 162(m) limits the tax deductibility by the Company of annual compensation in excess of $1,000,000 paid to the Chief Executive Officer and any of the three other most highly compensated executive officers, other than the Chief Financial Officer. While the tax impact of any compensation arrangement is one factor to be considered, such impact is evaluated in light of the Compensation Committee's overall compensation philosophy and objectives. The Compensation Committee will consider ways to maximize the deductibility of executive compensation, while retaining the discretion it deems necessary to compensate officers in a manner commensurate with performance and the competitive environment for executive talent. From time to time, the Compensation Committee may award compensation to the executive officers which is not fully deductible if it determines that such award is consistent with its philosophy and is in the Company's and stockholders' best interests.

BASE SALARY

     Base salaries are reviewed annually and are adjusted to reflect market competitiveness, Company operating performance, and individual performance. Factors taken into account to increase or decrease base salary include significant changes in individual job responsibilities and the growth of the Company. For 2007, base salaries were within target of median range for each NEO's relevant competitive market data.

SHORT-TERM INCENTIVES -- ANNUAL BONUS

  NEOS OTHER THAN THE CEO

     All NEOs, other than Mr. Kingsley, participate in the Company's Management Incentive Compensation Plan ("MICP"). The MICP provides participants with the opportunity to earn annual cash bonuses. Annual cash bonuses under the MICP are targeted at approximately the market median, with higher payouts for above-target performance and lower payouts for below-target performance. Targeted MICP payouts for 2007 for each NEO who participates in the MICP were in the market median range.

     The amount of the annual cash bonus paid to each participant under the MICP is determined under the following formula:

Annual Bonus = Individual Target Bonus x Business Performance Factor x Personal Performance Multiplier

     - Individual Target Bonus for the year is a percentage of the participant's base salary and is based on the participant's position. For the NEOs who participate in the MICP, the Individual Target Bonus for 2007 was either 57% or 65% of base salary.

     - The Business Performance Factor is calculated based on measurable quantitative objectives, which are given a combined 65% weighting; an internally-assessed quantitative objective, which is given a 10% weighting; and qualitative objectives, which are given a combined 25% weighting. In the case of Mr. Romeo, Mr. Notaro and Ms. Bors, all objectives were measured using the Company's consolidated results. In the case of Mr. McMurray, who is Vice President - Group Executive of Fluid & Metering Technologies, all objectives were measured using the Fluid & Metering Technologies Group's results. The Business Performance Factor is 100% at target performance, and can range from 0% to 200%. The quantitative and qualitative goals for 2007, their weightings, and actual performance to the quantitative goals, are described below.

     - A Personal Performance Multiplier ranging from 0.75 to 1.30 is assigned to each participant based on a subjective determination of the individual's performance. The Personal Performance Multipliers are recommended by the CEO to the Compensation Committee. The top 25% of all MICP participants receive a Personal Performance Multiplier ranging from
       1.15 to 1.30, the bottom 10% of all MICP participants receive a Personal Performance Multiplier ranging from 0.75 to 0.90, and the middle 65% of all MICP participants receive a Personal Performance Multiplier ranging from 1.00 to 1.10. Personal Performance Multipliers above 1.30 or below
       0.75 may be assigned to reflect unusually positive or negative individual performance. For the NEOs participating in the MICP, the Personal Performance Multipliers for 2007 were 1.10 or 1.15.

     For 2007, the measurable quantitative objectives within the Business Performance Factor, their relative weightings, and actual performance against such objectives using the Company's consolidated results, were as follows:

                                                                      WEIGHTING OF GOAL
                                                          ACTUAL         IN BUSINESS
OBJECTIVE                                     GOAL     PERFORMANCE   PERFORMANCE FACTOR
---------                                  ---------   -----------   ------------------
Organic sales growth over the preceding        8%           6%               25%
  year
Margin enhancement measured as the profit     30%         31.5%              25%
  margin on incremental organic sales
  growth over the preceding year
Cash flow measured by improvement in        -1.0 DSO     2.8 DSO             15%
  days' sales outstanding (DSO) and        0.7 Turns    -0.2 Turns
  inventory turns (Turns)


     For 2007, the internally-assessed qualitative objective was product innovation, weighted at 10%. Product innovation was measured as sales from new products and new markets in the last three years that were accretive to a business unit's gross margin rate. The goal for an individual business unit is to be at or above the Company median. Actual awards are subjectively determined based on a particular business unit's performance.

     The qualitative objectives are behavior-oriented toward business and process leadership. Actual awards are subjectively determined based on a business unit's performance.

     For 2007, performance against the quantitative and qualitative factors resulted in a recommended Business Performance Factor of 80% for Messrs. Romeo and Notaro and Ms. Bors, and 105% for Mr. McMurray. The Compensation Committee may, in its discretion, further adjust the Business Performance Factor to account for factors (such as acquisition consummation and integration) not fully reflected in the quantitative and qualitative objectives. Over the past 10 years, the Business Performance Factor for the NEOs participating in the MICP has been at or above 100% for five years, and below 100% for five years.

  CEO

     The CEO's annual incentive bonus takes the form of a cash performance award that is based on achieving a consolidated operating income target. The maximum amount of the performance award that the CEO can receive under the terms of the Company's Incentive Award Plan for any year is 2.0% of the Company's operating income for the year, which is greater than the maximum annual cash bonus he could receive if he were a participant in the MICP. However, the Compensation Committee is allowed to reduce (and historically always has reduced) the amount of the award based on other quantitative and qualitative criteria. The CEO receives a performance cash award rather than an annual cash bonus under the MICP in order that the award will be deductible under Internal Revenue Code
Section 162(m). If the CEO was a participant in the MICP (which permits upward adjustments based on qualitative factors instead of only downward adjustments as permitted under the Company's Incentive Award Plan), the CEO's annual cash bonus under the MICP would not be deductible under Internal Revenue Code Section 162(m).

     In 2007, the Compensation Committee granted Mr. Kingsley a performance award having a minimum payment amount of $0.00 (if the Company did not achieve 2007 operating income of $195 million), and a maximum payment amount of 2% of the Company's 2007 operating income (if the Company did achieve 2007 operating income of $195 million). The Compensation Committee set Mr. Kingsley's actual performance award for 2007 at $692,800. In setting the actual award, the Compensation Committee considered the actual performance of the Company (based on the same factors described above under the Business Performance Factor for the MICP), its subjective assessment of Mr. Kingsley's individual performance and the amount that Mr. Kingsley would have earned as an annual cash bonus if he participated in the MICP with an Individual Target Bonus equal to 100% of his 2007 base salary and a Personal Performance Multiplier of 1.15.

LONG-TERM INCENTIVES

     Long-term incentive award guidelines are established such that the value of the awards for a given executive is consistent with the Company's desire to deliver total compensation at approximately the market median. Each NEO's award level, other than Mr. Kingsley's, is based on Mr. Kingsley's recommendation to the Compensation Committee, which is based on his subjective assessment of the individual's performance and, to a lesser extent, his subjective assessment of the Company's performance. Mr. Kingsley's award level is determined by the Compensation Committee's subjective and discretionary determination of his performance and, to a lesser extent, its subjective view of the Company's performance. The actual value delivered may vary above or below the target value based on the performance of the Company's stock over time, and the timing of the executive's decision to realize such value. For 2007, each NEO's targeted long-term incentive awards were within the market median for their position.

     Long-term incentive awards for the NEOs are currently structured to provide 50% of the expected value in the form of stock options and 50% of the expected value in the form of restricted stock. The Compensation Committee believes that stock options and restricted stock incent management actions that drive the creation of stockholder value and promote executive stock ownership. However, stock options and restricted stock have different characteristics. Stock options provide value only to the extent that the Company's stock price appreciates above the stock price on the date of grant. Restricted stock provides value regardless of whether the Company's stock price appreciates, and helps retain executives over the course of business and market cycles that may negatively impact the Company's operations and stock price in the short term. Because at the time of grant option shares have a lower expected value than restricted shares, relatively more option shares are awarded. Stock option and restricted stock awards are equally weighted for all NEOs to reflect the Compensation Committee's belief that stock price appreciation, retention of executives and executive stock ownership are all important objectives. Stock option and restricted stock awards are made on an annual basis on the date of the annual stockholder meeting or at the time of a special event (such as upon hiring or promotion).

STOCK OWNERSHIP

     Consistent with its executive pay philosophy, the Company requires that all corporate and operating officers maintain minimum ownership levels of the Company's Common Stock. The following stock ownership guidelines were established by the Board of Directors in 2006.

EXECUTIVE                                           OWNERSHIP MULTIPLE (OF BASE SALARY)
---------                                           -----------------------------------
CEO...............................................  5 times
CFO...............................................  3 times
Other NEOs........................................  2-2.5 times


     The CEO, CFO and the other NEOs must comply with these ownership requirements within five years of adoption in 2006, or date of hire, whichever is later. Shares that are counted for purposes of satisfying ownership requirements are shares directly owned, unvested restricted shares, and shares underlying DCUs. As of December 31, 2007, the CEO, CFO and the other NEOs were proceeding towards meeting the ownership guidelines within the specified five-year period.

     Currently, the Company has no explicit policy prohibiting the hedging of its stock, although the practice is discouraged.

EMPLOYEE BENEFITS

     The NEOs participate in health, welfare and qualified retirement programs available to all U.S. based non-union employees. The Company also provides executives with non-qualified retirement plans, deferred compensation arrangements and supplemental disability benefits. Participation in these nonqualified plans is intended to provide executives with the opportunity to accumulate benefits and wealth over time. For a more complete explanation of these plans, see the narratives following the Summary Compensation Table, Pension Benefits Table, the Nonqualified Deferred Compensation Table and the discussion under Potential Payments upon Termination or Change in Control.

SEVERANCE AND CHANGE IN CONTROL BENEFITS

     Mr. Kingsley is entitled to severance benefits under the terms of his employment agreement if his employment is actually or constructively terminated without cause. Mr. Romeo and Ms. Bors are entitled to severance benefits under the terms of their employment offer letters with the Company in the event their employment is terminated without cause. In each case, the amount of the benefit, which varies with the individual, depends upon whether or not such termination is in connection with a change in control. Messrs. McMurray and Notaro are entitled to severance benefits under the terms of written agreements in the event that their employment is actually or constructively terminated without cause in connection with a change in control. Messrs. McMurray and Notaro are also entitled to severance under Company's severance policy in the event their employment is terminated without cause other than in connection with a change in control. For a full description of the severance benefits payable to each of the Company's NEOs, see the discussion under Potential Payments upon Termination or Change in Control.

     The severance benefits payable to Messrs. Kingsley and Romeo and Ms. Bors, were the subject of negotiations with each individual at the time of their hire and were deemed a necessary condition to hiring these individuals. The level of each of Messrs. Kingsley's and Romeo's, and Ms. Bors' severance benefits is reflective of the Company's perception of the market for their positions. In addition, upon his promotion in 2005, Mr. Kingsley's severance was adjusted to include 100% of his bonus, rather than 75% as under his original contract. This adjustment was intended to bring his severance in line with severance for chief executive officers in general, including that which had been payable to our former CEO. The agreements with Messrs. McMurray and Notaro were put in place after they were already employed. Their agreements were intended to provide a retention incentive by alleviating any potential concern about job loss in the event of a change in control. Again, the level of their severance benefits was determined based on a general review of market practices for these positions at the time.

CONCLUSION

     This Compensation Discussion and Analysis provides an overview of the Company's compensation philosophy and components. The tables and narratives below are provided in support of this Compensation Discussion and Analysis.

                           SUMMARY COMPENSATION TABLE

     The table below summarizes the total compensation earned in 2007 and 2006 for the Company's CEO, CFO, and each of the three most highly compensated executive officers other than the CEO and CFO.

                                                                                     CHANGE IN
                                                                                      PENSION
                                                                                     VALUE AND
                                                                                   NONQUALIFIED
                                                                     NON-EQUITY      DEFERRED          ALL
NAME AND PRINCIPAL                            STOCK      OPTION    INCENTIVE PLAN  COMPENSATION       OTHER
POSITION                   YEAR   SALARY    AWARDS(1)  AWARDS(2)  COMPENSATION(3)   EARNINGS(4)  COMPENSATION(5)     TOTAL
------------------         ----  --------  ----------  ---------  ---------------  ------------  ---------------  ----------
Lawrence D. Kingsley.....  2007  $753,000  $2,315,258   $880,824     $  692,800       $     -        $241,560     $4,883,443
  Chairman, President and  2006   725,000   2,070,131    614,271      1,132,900           517         217,058      4,759,877
  Chief Executive Officer
Dominic A. Romeo.........  2007   359,600     341,471    343,202        205,700             -          84,013      1,333,986
  Vice President and
  Chief                    2006   346,400     287,628    284,660        337,800         1,286          67,714      1,325,488
  Financial Officer
John L. McMurray.........  2007   294,800     178,009    270,907        231,400        62,101          25,487      1,062,704
  Vice President-Group     2006   284,000     145,461    264,328        288,500        90,253          23,685      1,096,227
  Executive, Fluid &
  Metering Technologies
Frank J. Notaro..........  2007   272,300      75,568    172,632        142,800             -          58,680        721,981
  Vice President-General   2006   262,300      46,961    179,779        224,300           614          55,957        769,911
  Counsel and Secretary
Kimberly K. Bors.........  2007   265,500      70,952    185,830        139,300             -          59,836        721,418
  Vice President-Human     2006   255,800      43,165    155,649        218,800         2,456          55,497        731,367
  Resources


--------

   (1) Reflects the amount recognized for financial statement reporting purposes in accordance with FAS 123(R) using the assumptions set forth in the footnotes to financial statements in the Company's Annual Report on Form 10-K for the years ended December 31, 2007 and 2006, for restricted stock awards granted during and prior to the relevant year, assuming no forfeitures. All shares of restricted stock are eligible for dividends.

   (2) Reflects the amount recognized for financial statement reporting purposes in accordance with FAS 123(R) using the assumptions set forth in the footnotes to financial statements in the Company's Annual Report on Form 10-K for the years ended December 31, 2007 and 2006, for stock option awards granted during and prior to the relevant year assuming no forfeitures.

   (3) Represents for Mr. Kingsley the annual cash performance award under the Incentive Award Plan and, for the other NEOs, the annual cash bonus under the MICP, in each case earned in the year reported.

   (4) For Mr. McMurray only, represents the aggregate increase in actuarial value under the Pension Plan and SERP (see the narrative to this table below for further details and the narrative to Pension Benefits Table for descriptions of the Pension Plan and SERP). Due to changes in interest rate assumptions, the actuarial value of the other NEOs benefits under the Pension Plan and SERP decreased from 2006 to 2007 by $6,526, $6,096, $13,683 and $6,359 for Messrs. Kingsley, Romeo and Notaro, and Ms. Bors, respectively.

   (5) Includes the following:

       (a) Company contributions to the 401(k) Plan and Defined Contribution Plan, and accrued benefits under the SERP (DC Excess Benefit and 401(k) Restoration Benefit) for 2007 in the following amounts: Mr. Kingsley - $151,221, Mr. Romeo - $55,959, Mr. McMurray - $6,300, Mr.
           Notaro - $39,855, and Ms. Bors - $38,868. See narrative to this table below for a description of the 401(k) Plan and Defined Contribution Plan, and the narrative to the Nonqualified Deferred Compensation Table for a description of the DC Excess Benefit and 401(k) Restoration Benefit.

       (b) Lease, maintenance, gas and parking costs (at headquarters) for Company-provided automobile and car allowance in the following amounts for 2007: Mr. Kingsley - $23,046; Mr. Romeo - $25,131; Mr. McMurray - $16,076, Mr. Notaro - $16,954, and Ms. Bors - $18,974.

       (c) Year-end allowance for premiums paid for supplemental disability benefits in the following amounts for 2007: Mr. Kingsley - $6,196, Mr. Romeo - $1,770, Mr. McMurray - $1,884, Mr. Notaro - $1,133, and

           Ms. Bors - $1,208, plus a tax gross-up on the allowance in the following amounts: Mr. Kingsley - $4,037, Mr. Romeo - $1,153, Mr. McMurray - $1,227, Mr. Notaro - $738, and Ms. Bors - $787. See narrative to this table below for description of supplemental disability benefits.

       (d) For Mr. Kingsley, includes $57,060 for the personal use of the Company aircraft. The Company's methodology for calculating the value of personal use of the Company aircraft is to calculate the incremental costs of such usage to the Company, which includes fuel, landing fees, hangar fees, catering, additional expenses relating to the crew and other expenses which would not have otherwise been incurred by the Company if the aircraft had not been used for personal travel.

                     NARRATIVE TO SUMMARY COMPENSATION TABLE

PERQUISITES AND SUPPLEMENTAL DISABILITY

     In addition to benefits generally available to all other U.S. based non-union employees, the CEO and other NEOs receive use of a Company car or equivalent car allowance and participate in a supplemental long-term disability program. The supplemental disability benefit is in addition to the group long-term disability benefit generally available to all U.S. based non-union employees. The group long-term disability plan provides an annual benefit of 60% of the first $200,000 of base salary, or an annual maximum benefit of $120,000 per year. For the NEOs other than the CEO, the supplemental program provides an annual benefit of 60% of their base salary above $200,000, with a maximum supplemental benefit of $36,000 per year. For the CEO, the supplemental program provides an annual benefit of 60% of base salary above $200,000, with a maximum supplemental benefit of $240,000 per year. The NEOs pay the premiums on all such insurance, but the Company provides a year-end allowance to the executives equal to the supplemental program premium costs together with a gross-up on the taxes associated with such year-end allowance. The CEO is also offered the personal use of corporate aircraft (limited to 25 hours per year), and a Company-paid membership at a country club. To date, Mr. Kingsley has elected not to utilize the country club membership.

RETIREMENT BENEFITS

     The Company maintains three tax-qualified retirement plans for all U.S. based non-union employees in which the CEO and other NEOs may participate. The IDEX Corporation Retirement Plan (the "Pension Plan") is a defined benefit pension plan, in which only one NEO participates. The CEO and NEOs who are not actively participating in the Pension Plan participate in the IDEX Corporation Defined Contribution Plan (the "Defined Contribution Plan"). Additionally, all NEOs are eligible to participate in the IDEX Corporation Savings Plan (the "401(k) Plan"), which is a 401(k) plan with a prescribed Company matching contribution.

  DEFINED CONTRIBUTION PLAN

     The Defined Contribution Plan is an ongoing, tax-qualified, "defined contribution" plan that provides an annual contribution based on a participant's compensation for that year and a combination of the participant's age and years of service as shown below:

AGE + YEARS OF SERVICE                 COMPANY CONTRIBUTION
----------------------                 --------------------
Less than 40.............      3.5% of Eligible Annual Compensation
40 but less than 55......      4.0% of Eligible Annual Compensation
55 but less than 70......      4.5% of Eligible Annual Compensation
70 or more...............      5.0% of Eligible Annual Compensation


     Under the Defined Contribution Plan, participants are entitled to receive the lump sum value of their vested account at termination of employment subject to distribution rules under the law.

  401(K) PLAN

     The 401(k) Plan is an on-going, tax-qualified, "401(k)" plan that provides a matching contribution based on the employee's contribution up to 8% of eligible compensation. The maximum matching contribution by the Company is either 2.8% of eligible compensation, if the employee is currently accruing benefits under the Pension Plan, or 4.0% of eligible compensation, if the employee participates in the Defined Contribution Plan.

     During 2005, the Company redesigned its retirement plans to accomplish three goals:

     - Recognize a changing workforce;

     - Provide a competitive and consistent retirement program to employees across the entire organization; and

     - Manage overall costs.

     As a result of this redesign, the Company provides only the Defined Contribution Plan and the 401(k) Plan for employees hired after 2004. Employees who participated in the Pension Plan as of December 31, 2005, and who met certain age and service requirements, were given the one-time opportunity to choose:

     - To stay in the Pension Plan with the then current match in the 401(k) Plan (maximum match of 2.8% of eligible pay); or

     - To begin participating in the Defined Contribution Plan as of January 1, 2006, with an enhanced match in the 401(k) Plan (maximum match of 4.0% of eligible pay). Employees who chose this option retain, by law, a frozen benefit in the Pension Plan as of December 31, 2005.

     Mr. McMurray is the only NEO actively participating in the Pension Plan. Based on their individual elections, Messrs. Kingsley, Romeo and Notaro and Ms. Bors chose to begin participation in the Defined Contribution Plan and not to accrue benefit credits after December 31, 2005 under the Pension Plan. Each of them still has a frozen benefit as of December 31, 2005. Therefore, the monthly accrued benefit for Messrs. Kingsley, Romeo and Notaro and Ms. Bors under the Pension Plan upon retirement at age 65 will not change, although the present value of such benefit will change from year to year.

                        2007 GRANTS OF PLAN-BASED AWARDS

     The following table provides information on plan-based awards for all NEOs for 2007.

                                                                    ALL
                                                                   OTHER     ALL OTHER
                                                                   STOCK      OPTION        EXERCISE          GRANT
                                    ESTIMATED FUTURE PAYOUTS      AWARDS:     AWARDS:        OR BASE           DATE
                                UNDER NON-EQUITY INCENTIVE PLAN  NUMBER OF   NUMBER OF      PRICE OF           FAIR
                                           AWARDS(1)             SHARES OF  SECURITIES       OPTION          VALUE OF
                         GRANT  -------------------------------   STOCK OR  UNDERLYING       AWARDS         STOCK AND
NAME                     DATE   THRESHOLD   TARGET     MAXIMUM    UNITS(2)  OPTIONS(2)  ($ PER SHARE)(3)  OPTION AWARDS
----                    ------  ---------  --------  ----------  ---------  ----------  ----------------  -------------
Lawrence D. Kingsley..  4/3/07   $     0   $    N/A  $5,101,600    29,228     112,950        $34.03         $2,058,731
Dominic A. Romeo......  4/3/07    87,653    233,800     607,800     6,473      25,020         34.03            455,990
John L. McMurray......  4/3/07    71,858    191,700     498,300     4,271      16,500         34.03            300,789
Frank J. Notaro.......  4/3/07    58,204    155,300     403,600     3,398      13,128         34.03            239,313
Kimberly K. Bors......  4/3/07    56,751    151,400     393,500     3,300      12,750         34.03            232,417


--------

   (1) For Mr. Kingsley, amount reflects minimum and maximum payment under Incentive Award Plan. See "Short-Term Incentives - Annual Bonus" under Compensation Discussion and Analysis. For NEOs other than Mr. Kingsley, amounts reflect payment levels under the MICP based on 2007 salary levels, a Business Performance Factor of 50% for threshold, 100% for target and 200% for maximum, and a Personal Performance Multiplier of
       0.75 for threshold, 1.00 for target, and 1.30 for maximum. The amounts actually paid to NEOs for 2007 are reflected in column titled "Non-Equity Incentive Plan Compensation" in the Summary Compensation Table above.

   (2) See Outstanding Equity Awards at 2007 Fiscal Year End below for vesting of options and restricted stock.

   (3) Reflects closing price of the Company's Common Stock on the grant date, which is the fair market value of the stock on the grant date under the terms of the Incentive Award Plan.

               NARRATIVE TO 2007 GRANTS OF PLAN-BASED AWARDS TABLE

     Stock options awarded to the NEOs have historically had the following characteristics:

     - All are non-qualified stock options;

     - All have an exercise price equal to the closing price of the Company's stock on the grant date;

     - All vest annually in equal amounts over a four-year period;

     - All vest upon retirement if retirement eligible (NEO is at least age 50, with a minimum of five years of IDEX service, and the NEO's age plus years of service equals 70); and

     - All expire 10 years after the date of grant.

     The restricted stock has historically had the following characteristics:

     - All shares cliff-vest four years after the grant date;

     - All shares vest upon retirement if retirement eligible (NEO is at least age 50, with a minimum of five years of IDEX service, and the NEO's age plus years of service equals 70); and

     - All shares receive dividends in the same amount as paid on the Company's Common Stock at the time such dividends are paid.

                OUTSTANDING EQUITY AWARDS AT 2007 FISCAL YEAR END

     The following table provides information on all restricted stock and stock option awards held by the NEOs and the value of those awards as of December 31, 2007. All outstanding equity awards are in shares of the Company's Common Stock.

                                                                                                       STOCK AWARDS
                                                                                         ----------------------------------------
                                                 OPTION AWARDS
                         -------------------------------------------------------------
                             NUMBER OF           NUMBER OF
                            SECURITIES          SECURITIES
                            UNDERLYING          UNDERLYING                                    NUMBER OF         MARKET VALUE OF
                            UNEXERCISED         UNEXERCISED       OPTION      OPTION     SHARES OR UNITS OF    SHARES OR UNITS OF
                              OPTIONS             OPTIONS        EXERCISE   EXPIRATION     STOCK THAT HAVE    STOCK THAT HAVE NOT
NAME                     (EXERCISABLE)(1)   (UNEXERCISABLE)(1)     PRICE       DATE         NOT VESTED(2)          VESTED(3)
----                     ----------------   ------------------   --------   ----------   ------------------   -------------------
Lawrence D. Kingsley...       130,500              87,000         $20.58     08/23/14          227,131             $8,206,243
                               41,295              41,295          26.90     03/22/15
                               26,265              78,795          34.18     04/04/16
                                                  112,950          34.03     04/03/17
Dominic A. Romeo.......        67,500              45,000          18.45     01/12/14           66,353              2,397,334
                               15,000              22,500          18.22     03/23/14
                                9,375               9,375          26.90     03/22/15
                                7,500               7,500          28.31     09/27/15
                                5,625              16,875          34.18     04/04/16
                                                   25,020          34.03     04/03/17
John L. McMurray.......        33,750                              12.50     03/28/10
                               38,250                              12.65     03/28/11
                               40,500                              16.87     03/26/12
                               47,250                              13.11     03/27/13
                               45,000                              18.22     03/23/14
                               15,000                              26.90     03/22/15
                               12,750                              34.18     04/04/16
                               16,500                              34.03     04/03/17
Frank J. Notaro........        29,250                              16.87     03/26/12           10,568                381,822
                               39,600               9,900          13.11     03/27/13
                               25,650              17,100          18.22     03/23/14
                                6,120               6,120          26.90     03/22/15
                                3,093               9,282          34.18     04/04/16
                                                   13,128          34.03     04/03/17
Kimberly K. Bors.......        27,000               6,750          15.13     01/06/13            9,900                357,687
                               39,600               9,900          13.11     03/27/13
                               25,650              17,100          18.22     03/23/14
                                5,370               5,370          26.90     03/22/15
                                3,000               9,000          34.18     04/04/16
                                                   12,750          34.03     04/03/17


--------

   (1) All options expire on the 10(th) anniversary of the grant date. Options granted prior to 2005 (with expiration dates prior to 2015) vest 20% per year on the anniversary of the grant date. Options granted during and after 2005 (with expiration dates during and after 2015) vest 25% per year on the anniversary of the grant date. All options vest 100% upon a change of control. All of Mr. McMurray's options are deemed vested because he is retirement eligible.

   (2) The following table sets forth grant and vesting information for the outstanding restricted stock awards for all NEOs. All shares vest 100% upon a change of control. All of Mr. McMurray's restricted stock is deemed vested because he is retirement eligible.

                                      NUMBER OF SHARES OR
                            AWARD     UNITS OF STOCK THAT
NAME                     GRANT DATE     HAVE NOT VESTED                    VESTING
----                     ----------   -------------------                  -------
Lawrence D. Kingsley...   08/23/04           69,000         34,500 vest per year on 8/23/08 and
                                                            8/23/09,
                                                            or 100% vest on termination without
                                                            cause
                          03/22/05           26,715         100% vest on 3/22/09
                          03/22/05           75,000         37,500 vest per year on 3/22/08 and
                                                            3/22/09
                          04/04/06           27,188         100% vest on 4/04/10
                          04/03/07           29,228         100% vest on 4/03/11
Dominic A. Romeo.......   01/14/04           45,000         22,500 vest per year on 1/14/08 and
                                                            1/14/09, or 100%
                                                            vest on termination without cause
                          03/22/05           6,060          100% vest on 3/22/09
                          09/27/05           3,000          100% vest on 9/27/09
                          04/04/06           5,820          100% vest on 4/04/10
                          04/03/07           6,473          100% vest on 4/03/11
Frank J. Notaro........   03/22/05           3,960          100% vest on 3/22/09
                          04/04/06           3,210          100% vest on 4/04/10
                          04/03/07           3,398          100% vest on 4/03/11
Kimberly K. Bors.......   03/22/05           3,480          100% vest on 3/22/09
                          04/04/06           3,120          100% vest on 4/04/10
                          04/03/07           3,300          100% vest on 4/03/11


   (3) Determined based on the closing price of the Company's Common Stock on December 31, 2007.

                     2007 OPTION EXERCISES AND STOCK VESTED

     The following table provides information on stock option exercises and stock vesting for all NEOs in 2007.

                                                 OPTION AWARDS                    STOCK AWARDS
                                         -----------------------------   -----------------------------
                                         NO. OF SHARES       VALUE       NO. OF SHARES       VALUE
                                          ACQUIRED ON    REALIZED UPON    ACQUIRED ON    REALIZED UPON
NAME                                        EXERCISE      EXERCISE(1)       VESTING        VESTING(2)
----                                     -------------   -------------   -------------   -------------
Lawrence D. Kingsley...................           0         $      0         72,000        $2,521,255
Dominic A. Romeo.......................      18,750          298,534              0                 0
John L. McMurray.......................      33,750          789,044              0                 0
Frank J. Notaro........................      22,500          468,620              0                 0
Kimberly K. Bors.......................           0                0              0                 0


--------

   (1) Calculated as the difference between the closing price of the Company's Common Stock on the date of exercise and the exercise price.

   (2) Calculated based on the closing price of the Company's Common Stock on the vesting date. For Mr. Kingsley, on March 22, 2007, 37,500 shares vested at a price of $33.85 per share, and on August 23, 2007, 34,500 shares vested at a price of $36.29 per share.

                    PENSION BENEFITS AT 2007 FISCAL YEAR END

     The following table provides information related to the potential pension benefits payable to each NEO.

                                                                 NO. OF        PRESENT VALUE
                                                             YEARS CREDITED   OF ACCUMULATED
NAME                                            PLAN NAME      SERVICE(1)       BENEFIT(2)
----                                          ------------   --------------   --------------
Lawrence D. Kingsley........................  Pension Plan         1.33          $ 17,202
                                                  SERP             1.33            49,654
Dominic A. Romeo............................  Pension Plan         1.92            29,633
                                                  SERP             1.92            47,394
John L. McMurray............................  Pension Plan        15.17           381,168
                                                  SERP            15.17           275,439
Frank J. Notaro.............................  Pension Plan         7.75            89,183
                                                  SERP             7.75            42,603
Kimberly K. Bors............................  Pension Plan         2.92            42,594
                                                  SERP             2.92            30,722


--------

   (1) Credited service is determined under the Pension Plan as of December 31, 2007.

   (2) The present value of accumulated benefits as of December 31, 2007 is determined using an assumed retirement age of 65, an assumed form of payment of 2/3 election of lump sum and 1/3 election of annuity, and interest rate/mortality assumptions of 5.90% and GATT2003 for determining lump sums, and 6.40% and RP2000 with projected mortality improvements to 2010 for determining annuities.

           NARRATIVE TO PENSION BENEFITS AT 2007 FISCAL YEAR END TABLE

  PENSION PLAN

     The Pension Plan is an on-going, tax-qualified, "career average" retirement plan that provides a level of benefit based on a participant's compensation for a year with periodic updates to average compensation over a fixed five-year period. Under the Pension Plan, participants are entitled to receive an annual benefit on retirement equal to the sum of the benefit earned through 1995 using the five-year average compensation of a participant through 1995, plus the benefit earned under the then current formula for each year of employment after 1995. For each year of participation through 1995, a participant earned a benefit equal to 1.25% of the first $16,800 of such average compensation through 1995, and 1.65% of such compensation in excess of $16,800. Beginning January 1, 1996, the benefit earned equals the sum of 1.6% of the first $16,800 of each year's total compensation, and 2.0% for such compensation in excess of $16,800, for each full year of service credited after 1995. As required by law, compensation counted for purposes of determining this benefit is limited. For all participants in the Pension Plan, the normal form of retirement benefit is payable in the form of a life annuity with five years of payments guaranteed. Other optional forms of payment are available.

  SERP

     The SERP is an unfunded, nonqualified supplemental employee retirement plan designed to provide deferred compensation for officers and other key employees to compensate them for any benefits lost under the Company's tax-qualified retirement programs due to limits on compensation and benefits under these tax-qualified plans. Benefits are payable upon separation of service within the meaning of Internal Revenue Code Section 409A; however, no benefits are payable prior to the date that is six months after the date of separation of service, or the date of death of the employee, if earlier. The SERP has three parts, one of which provides that if the employee participates or had participated in the Pension Plan, then the employee will receive an excess benefit ("DB Excess Benefit") under a formula equivalent to the tax-qualified Pension Plan formula. Such formula will only consider eligible compensation above the Internal Revenue Code limits and will restore any limits on the maximum amount of benefits which may be accrued under a qualified retirement plan. A DB Excess Benefit will only be accrued for the appropriate period of service that the employee was an active participant in the Pension Plan. For the period of service that the employee accrues a DB Excess Benefit, the employee is not eligible to accrue benefits under the other two parts of the SERP, a DC Excess Benefit or a 401(k) Restoration Benefit, which are more fully described in the narrative to the Nonqualified Deferred Compensation at 2007 Fiscal Year End table below.

           NONQUALIFIED DEFERRED COMPENSATION AT 2007 FISCAL YEAR END

     The following table provides information related to the potential benefits payable to each NEO under the Company's nonqualified deferred compensation plans:

                                                    REGISTRANT
                                                 CONTRIBUTIONS IN                          AGGREGATE BALANCE
                                                 LAST FISCAL YEAR    AGGREGATE EARNINGS   AT LAST FISCAL YEAR
NAME                               PLAN NAME            (1)         IN LAST FISCAL YEAR           END
----                             -------------   ----------------   -------------------   -------------------
Lawrence D. Kingsley...........       SERP           $133,221             $ 8,046               $244,844
Dominic A. Romeo...............       SERP             37,959               2,645                 76,458
John L. McMurray...............  Officers Plan              0              23,664                288,346
Frank J. Notaro................       SERP             21,855               1,742                 48,195
Kimberly K. Bors...............       SERP             20,868               1,606                 44,917


--------

   (1) None of the NEOs contributed to the Officers Deferred Compensation Plan in 2007. Mr. McMurray actively participates in the Pension Plan and therefore is not eligible for a DC Excess Benefit or a 401(k) Restoration Benefit.

   NARRATIVE TO THE NONQUALIFIED DEFERRED COMPENSATION AT 2007 FISCAL YEAR END
                                      TABLE

     As discussed above, the SERP is a nonqualified deferred compensation plan with two defined contribution components, namely the DC Excess Benefit and the 401(k) Restoration Benefit.

     Defined Contribution Excess Benefit. If the employee participates in the Defined Contribution Plan, then the employee will receive an excess benefit ("DC Excess Benefit") under a formula equivalent to the tax-qualified Defined Contribution Plan formula. Such formula will only consider eligible compensation above Internal Revenue Code limits and will restore any benefits limited under the Defined Contribution Plan. A DC Excess Benefit will only be accrued for the appropriate period of service that the employee is an active participant in the Defined Contribution Plan. For the period of service that the employee accrues a DC Excess Benefit, the employee is not eligible to accrue a DB Excess Benefit (described in the narrative to the Pension Benefit's at 2007 Fiscal Year End Table), but is eligible to receive a 401(k) Restoration Benefit (as described below). Any benefits that accrue in the defined contribution portion of the SERP are credited with interest, as determined by the Company, on at least a quarterly basis, based on an interest rate equal to the Lehman Brothers Long-Term AAA Corporate Bond Yield Average as determined on the first business day of December prior to the calendar year.

     401(k) Restoration Benefit. Beginning in 2006, if an employee participates in the Defined Contribution Plan, then the employee will receive a restoration benefit ("401(k) Restoration Benefit") equal to 4% of eligible compensation above the limit on compensation under the Defined Contribution Plan and 401(k) Plan without regard to the limit on the maximum amount of tax-deferred contributions a participant can make under such plans. Employees are not required to make any deferrals to any non-qualified plan to receive this benefit. A 401(k) Restoration Benefit will only be accrued for the appropriate period of service that the employee was an active participant in the Defined Contribution Plan. For the period of service that the employee accrues a DB Excess Benefit (described in the Narrative to the Pension Benefits at 2007 Fiscal Year End Table), the employee is not eligible to receive a 401(k) Restoration Benefit. Any benefits that accrue in the 401(k) Restoration Benefit portion of the SERP are credited with interest, as determined by the Company, on at least a quarterly basis, based on an interest rate equal to the Lehman Brothers Long-Term AAA Corporate Bond Yield Average as determined on the first business day of December prior to the calendar year.

     Officers Deferred Compensation Plan. The Officers Deferred Compensation Plan allows corporate and operating officers to defer eligible employee compensation above the compensation limits applicable under the tax-qualified plans. Participants can defer their compensation into either an interest-bearing account or a deferred compensation units account as of the date that such compensation would otherwise be payable. The deferred compensation credited to the interest-bearing account is credited with interest, as determined by the Company, on at least a quarterly basis, based on an interest rate equal to the Lehman Brothers Long-Term AAA Corporate Bond Yield Average as determined on the first business day of December prior to the calendar year. Deferred compensation credited to the deferred compensation units account is converted into a number of DCUs, which represent equivalent shares of the Company's Common Stock. The number of DCUs is determined by dividing the amount deferred by the closing price of the Company's Common Stock the day before the date of deferral. The DCUs are entitled to receive dividend equivalents which are reinvested in DCUs based on the same formula for investment of a participant's deferral. Both of these accounts are payable upon separation of service within the meaning of Internal Revenue Code Section 409A; however, no benefits are payable prior to the date that is six months after the date of separation of service, or the date of death of the employee, if earlier. Mr. McMurray is the only NEO who is participating in the Officers Deferred Compensation Plan.

            POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

     The Company entered into an employment agreement with Mr. Kingsley when he was employed as Chief Operating Officer. This agreement was amended in 2005 to reflect his promotion to President and Chief Executive Officer, effective March 22, 2005. The employment agreement provides for an initial term of five years and successive twelve-month terms thereafter. If Mr. Kingsley's employment is terminated by the Company other than for cause, he will receive continuing salary payments and health benefits for 24 months, a pro-rata portion of 100% of his base salary (based on the portion of the year he was employed), and a payment equal to 200% of his base salary payable over 24 months. If Mr. Kingsley's employment is terminated because of disability, he will receive a bonus payment equal to a pro-rata portion of 100% of his base salary (based on the portion of the year he was employed). Additionally, if Mr. Kingsley should die during the term of the agreement, Mr. Kingsley's wife or estate will receive a bonus payment equal to a pro-rata portion of 100% of his base salary (based on the portion of the year he was employed). If his employment is terminated without cause or he terminates it for certain specified reasons following a change in control, Mr. Kingsley will receive his full salary and health insurance for a period of 36 months following termination, a pro-rata portion of his bonus for the year of his termination, and a payment equal to 300% of his base salary, payable over 36 months. In addition to vesting upon a change of control, all non-vested shares of restricted stock granted to Mr. Kingsley on August 23, 2004, will vest in the event he is terminated by the Company other than for cause, or if he terminates his employment because the Company has taken certain actions with respect to his employment.

     The Company has entered into an employment letter agreement with Mr. Romeo. The agreement does not provide for a fixed term and may be terminated at any time. If Mr. Romeo's employment is terminated by the Company other than for cause, he will be entitled to receive continuing salary payments for 18 months. In the event Mr. Romeo is terminated within two years following a change in control, the Company will be obligated to continue paying Mr. Romeo his salary and his then target MICP bonus for two years. In addition to vesting upon a change of control, all shares of restricted stock granted to Mr. Romeo in 2004 will vest in the event he is terminated by the Company other than for cause, or if he dies or becomes disabled.

     The Company has entered into an employment letter agreement with Ms. Bors. The agreement does not provide for a fixed term and may be terminated at any time. If Ms. Bors is terminated by the Company other than for cause, she will be entitled to receive continuing salary payments for 12 months. In the event Ms. Bors is terminated within two years following a change in control, the Company will be obligated to continue paying Ms. Bors her salary and her then target MICP bonus for three years.

     The Company has entered into letter agreements with each of Messrs. McMurray and Notaro providing for three years of salary and bonus and two years of fringe benefits in the event either is actually or constructively terminated without cause within two years following a change of control. Otherwise Messrs. McMurray and Notaro are only eligible for severance based on the Company's general severance policy available to all employees. Historically, the Company has paid severance in excess of the policy amount in the event an executive has been terminated without cause.

     The following table sets forth the amount each NEO would receive as severance or as a result of accelerated vesting if their employment was terminated without cause or for good reason, in connection with or absent a change in control using the following assumptions:

     - Termination of employment on December 31, 2007.

     - Acceleration of vesting in options and restricted stock, and exercise of all accelerated vested options based on the closing market price of $36.13 per share of the Company's Common Stock on December 31, 2007.

     - Accelerated vesting of benefits under the SERP and Officers Deferred Compensation Plan, paid in a lump sum.

     - Interest rate and mortality basis for determining the present value of accelerated vesting and lump sum value of Pension Plan and DB Excess Benefit under the SERP are 5.90% and the GATT2003 mortality table, respectively.

     - Receipt of tax gross-ups for any parachute payments, where contractually provided.

                                                                              TERMINATION IN
                                                           INVOLUNTARY       CONNECTION WITH
                                                       TERMINATION NOT FOR      CHANGE IN
NAME                                                    CAUSE/GOOD REASON        CONTROL
----                                                   -------------------   ---------------
Lawrence D. Kingsley.................................       $6,916,538         $20,494,925
Dominic A. Romeo.....................................        2,165,250           5,028,888
John L. McMurray.....................................           85,038           1,548,586
Frank J. Notaro......................................           47,129           2,378,633
Kimberly K. Bors.....................................          265,500           2,382,754


                         2007 COMPENSATION OF DIRECTORS

     The following table summarizes the total compensation earned in 2007 for the Company's non-management directors. Mr. Kingsley receives no additional compensation for his service as a director.

                          FEES EARNED OR PAID        STOCK             OPTION           ALL OTHER
NAME                           IN CASH(1)       AWARDS(1)(2)(3)   AWARDS(1)(2)(3)   COMPENSATION (4)   TOTAL(1)
----                      -------------------   ---------------   ---------------   ----------------   --------
Bradley J. Bell.........        $48,000             $20,475           $30,721            $    0        $ 99,196
Ruby R. Chandy..........         40,000              23,130            38,199                 0         101,329
Frank S. Hermance.......         40,000              20,475            30,721                 0          91,196
Gregory B. Kenny........         40,000              20,475            30,721                 0          91,196
Neil A. Springer........         44,000              20,475            30,721                 0          95,196
Michael T. Tokarz.......         44,000              20,475            30,721             6,000         101,196


--------

   (1) The amounts shown in this table reflect the following elements of outside director compensation:

Annual Retainer...................................................  $30,000
Annual Board/Committee Meeting Attendance Fee.....................  $10,000
Chairman Retainer
  Audit Committee (Bell)..........................................  $ 8,000
  Compensation Committee (Kenny)..................................  $ 4,000
  Nominating and Corporate Governance Committee (Springer)........  $ 4,000
Equity Grants Upon Initial Election to the Board
  Stock options...................................................    3,375
  Restricted stock................................................    1,015
Annual Equity Grants
  Stock options...................................................    2,250
  Restricted stock................................................      675


   (2) The amounts shown reflect the dollar amount recognized for financial statement reporting purposes in accordance with FAS 123(R) using the assumptions set forth in the footnotes to financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2007, for restricted stock and stock option awards granted during and prior to 2007, assuming no forfeitures.

   (3) The following table provides information on all restricted stock and stock option awards held by the Company's non-management directors and the value of those awards as of December 31, 2007. All outstanding equity awards are in shares of the Company's Common Stock.

                                                                                                      STOCK AWARDS
                                                                                        ----------------------------------------
                                                OPTION AWARDS
                        -------------------------------------------------------------
                            NUMBER OF           NUMBER OF
                           SECURITIES          SECURITIES
                           UNDERLYING          UNDERLYING                                    NUMBER OF         MARKET VALUE OF
                           UNEXERCISED         UNEXERCISED       OPTION      OPTION     SHARES OR UNITS OF    SHARES OR UNITS OF
                             OPTIONS             OPTIONS        EXERCISE   EXPIRATION     STOCK THAT HAVE    STOCK THAT HAVE NOT
NAME                    (EXERCISABLE)(1)   (UNEXERCISABLE)(1)     PRICE       DATE         NOT VESTED(2)          VESTED(3)
----                    ----------------   ------------------   --------   ----------   ------------------   -------------------
Bradley J. Bell......        15,188                              $14.73     06/11/11           2,026               $73,199
                             10,125                               15.15     01/01/12
                             10,125                               12.59     01/29/13
                             10,125                               18.78     01/30/14
                              6,750                               25.70     02/02/15
                              3,375                               30.67     02/02/16
                                                  3,375           33.99     02/12/17
Ruby R. Chandy.......         5,063                               34.18     04/04/16           2,536                91,626
                                                  3,375           33.99     02/12/17
Frank S. Hermance....        15,188                               18.39     01/02/14           2,026                73,199
                             10,125                               18.78     01/30/14
                              6,750                               25.70     02/02/15
                              3,375                               30.67     02/02/16
                                                  3,375           33.99     02/12/17
Gregory B. Kenny.....        15,188                               15.11     12/31/08
                              6,750                               25.70     12/31/08
                              3,375                               30.67     03/31/08
Neil A. Springer.....        10,125                               11.77     01/01/09           2,026                73,199
                             10,125                               12.57     01/01/10
                             10,125                               14.03     01/01/11
                             10,125                               15.15     01/01/12
                             10,125                               12.59     01/29/13
                             10,125                               18.78     01/30/14
                              6,750                               25.70     02/02/15
                              3,375                               30.67     02/02/16
                                                  3,375           33.99     02/12/17
Michael T. Tokarz....        10,125                               18.78     01/30/14           2,026                73,199
                              6,750                               25.70     02/02/15
                              3,375                               30.67     02/02/16
                                                  3,375           33.99     02/12/17


     --------

     (1) With the exception of Mr. Kenny whose options expire on either March 31, 2008 or December 31, 2008 as a result of his retirement, all options expire on the 10th anniversary of the grant date. Options granted prior to 2006 (with expiration dates prior to 2016) vest 100% on the second anniversary of the grant date. Options granted during and after 2006 (with expiration dates during and after 2016) vest 100% on the first anniversary of the grant date. All options vest 100% upon a change of control.

     (2) See footnote 2 to table under "SECURITY OWNERSHIP" for vesting provisions.

     (3) Determined based on the closing price of the Company's Common Stock on December 31, 2007.

   (4) Represents the total Company matching gift contribution under its Matching Gifts Program for Mr. Tokarz of $6,000.

     Equity grants upon initial election to the Board of Directors are made on the date of appointment. Annual equity grants are made on the first regularly scheduled meeting of the Board of Directors held each year. All grants are made under the Incentive Award Plan. The exercise price of each option is equal to the closing price of the Company's Common Stock on the trading day the option is granted. The options become exercisable one year following their date of grant. The restricted stock is non-transferable until the recipient is no longer serving as a director, and is subject to forfeiture if the director terminates service as a director for reasons other than death, disability or retirement prior to vesting. The restricted stock will vest in full on the earlier of the third anniversary of the grant, failure of the director to be re-elected to the Board, or a change in control.

     Under the Directors Deferred Compensation Plan, directors are permitted to defer their cash compensation into either an interest-bearing account or a deferred compensation units account as of the date that such compensation would otherwise be payable. The deferred compensation credited to the interest-bearing account is adjusted on a quarterly basis with hypothetical earnings for the quarter equal to the Lehman Long-Term AAA Bond yield as of December 1 of the calendar year preceding the year for which the earnings were credited. Amounts credited to the interest-bearing account are compounded monthly. Deferred compensation credited to the deferred compensation units account is converted into DCUs by dividing the deferred compensation by the closing price of the Company's Common Stock the day before the date of deferral. In addition, the value of the dividends payable on shares of Common Stock are credited to the deferred compensation units account and converted into DCUs based on the number of DCUs held by the director in his account on the dividend record date, and the closing price of the Common Stock on the dividend payment date. Messrs. Hermance, Kenny and Tokarz defer all of their director fees into the Directors Deferred Compensation Plan, and have elected to have such fees invested in DCUs.

     The Company believes that to attract and retain qualified directors, pay levels should be targeted at the 50th percentile (or median) of pay levels for directors at comparable companies. From time to time, the Compensation Committee, with the assistance of Towers Perrin, evaluates the competitiveness of director compensation. The primary reference point for the determination of market pay practices are pay levels for organizations with revenues, business activities and complexities similar to those of the Company. Market data is derived from pay surveys available to Towers Perrin and the Company directly.

     Outside directors are subject to stock ownership guidelines. Outside directors must comply with the guidelines by June 30, 2008 or within five years of their initial election to the Board, whichever is later. The guidelines dictate that all outside directors must purchase or acquire the Company's Common Stock (or DCUs acquired by participation in the Directors Deferred Compensation
Plan) having an aggregate value at the time of purchase or acquisition equal to three times the annual retainer in effect at July 1, 2003, or upon their election to the Board, whichever is later. As of December 31, 2007, all directors were proceeding towards meeting the ownership guidelines within the specified five-year period.

                             AUDIT COMMITTEE REPORT

     For the year ended December 31, 2007, the Audit Committee has reviewed and discussed the audited financial statements with management and the independent auditors, Deloitte & Touche LLP. The Committee discussed with the independent auditors the matters required to be discussed by the Statement of Auditing Standards No. 61, and reviewed the results of the independent auditors' examination of the financial statements.

     The Committee also reviewed the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, discussed with the auditors their independence, and satisfied itself as to the auditors' independence.

     Based on the above reviews and discussions, the Audit Committee recommends to the Board of Directors that the financial statements be included or incorporated by reference in the Annual Report on Form 10-K for the year ended December 31, 2007, for filing with the Securities and Exchange Commission.

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings made by the Company under those statutes, in whole or in part, this report shall not be deemed to be incorporated by reference into any such filings, nor will this report be incorporated by reference into any future filings made by the Company under those statutes.

                                        Bradley J. Bell, Chairman
                                        Ruby R. Chandy
                                        Neil A. Springer

                     PRINCIPAL ACCOUNTANT FEES AND SERVICES

     The aggregate fees billed to the Company for each of the last two fiscal years for professional services rendered by the Company's principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, the "Deloitte Entities"), are set forth in the table below. All such fees were pre-approved by the Audit Committee pursuant to its pre-approval policy discussed below.

                                                          2007         2006
                                                       ----------   ----------
Audit fees(1)........................................  $2,717,000   $2,419,000
Audit-related fees(2)................................     137,000      408,000
Tax fees(3)..........................................     437,000      404,000
All other fees(4)....................................           -       10,000
                                                       ----------   ----------
Total................................................  $3,291,000   $3,241,000
                                                       ==========   ==========



--------

   (1) Audit fees represent the aggregate fees billed for the audit of the Company's financial statements, review of the financial statements included in the Company's quarterly reports, and services in connection with statutory and regulatory filings or engagements.

   (2) Audit-related fees represent the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements and are not reported under Audit fees.

   (3) Tax fees represent the aggregate fees billed for professional services for tax compliance, tax advice and tax planning.

   (4) All other fees represent the aggregate fees billed for products and services that are not included in the Audit fees, Audit-related fees, and Tax fees. The Audit Committee has determined that the provision of these services is not incompatible with maintaining the principal accountant's independence.

PRE-APPROVAL POLICIES AND PROCEDURES

     The Audit Committee has adopted a policy that requires the pre-approval of audit and non-audit services rendered by the Deloitte Entities. For audit services, the accounting firm provides the Audit Committee with an audit services plan during the first quarter of each fiscal year outlining the scope of the audit services proposed to be performed for the fiscal year and the associated fees. This audit services plan must be formally accepted by the Audit Committee. For non-audit services, management submits to the Audit Committee for approval during the first quarter of each fiscal year and from time-to-time during the fiscal year a list of non-audit services that it recommends the Audit Committee engage the accounting firm to provide for the current year, along with the associated fees. Company management and the accounting firm each confirm to the Audit Committee that any non-audit service on the list is permissible under all applicable legal requirements. The Audit Committee approves both the list of permissible non-audit services and the budget for such services. The Audit Committee delegates to the Chairman the authority to amend or modify the list of approved permissible non-audit services and fees. The Chairman reports any actions taken to the Audit Committee at a subsequent Audit Committee meeting.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers, directors and persons who own more than 10% of the Company's Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Officers, directors and greater than 10% stockholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all
Section 16(a) forms that they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that all filing requirements applicable to its officers, directors and greater than 10% stockholders were met during the year ended December 31, 2007.

         PROPOSAL 2 -- APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE
                      IDEX CORPORATION INCENTIVE AWARD PLAN

     The Board is submitting for stockholder approval the amendment and restatement of the IDEX Corporation Incentive Award Plan (the "Plan"). The Plan was adopted to provide equity compensation to the Board, employees and consultants in order to maintain competitive compensation practices and to align the interests of our Board, employees and consultants with our stockholders. On February 20, 2008, the Compensation Committee approved and adopted the Plan, subject to approval by the Board of Directors and our stockholders. On February 20, 2008, the Board of Directors approved and adopted the Plan, subject to approval by our stockholders.

     The principal features of the Plan are summarized below, but the summary is qualified in its entirety by reference to the Plan itself, which is included as Appendix A.

     The Plan provides for the grant of incentive stock options ("ISOs"), as defined in Internal Revenue Code Section 422, nonstatutory stock options, restricted stock, restricted stock units, stock appreciation rights ("SARs"), deferred stock, dividend equivalent rights, performance awards and stock payments (collectively referred to as "Awards") to our directors, employees, and consultants.

     Under the current terms of the Plan, the aggregate number of shares of Common Stock that may be issued under Awards is 3,450,000 shares, and the number of shares that may be issued under "full value awards," such as restricted stock, restricted stock units, deferred stock, performance awards, or stock payments where the participant does not pay the intrinsic value for such Award, is 975,000. Approximately 550,000 shares have been issued as "full value awards" under the Plan to date. The amendment and restatement of the Plan, if approved, would increase the number of shares that may be issued under Awards by 3,650,000, so that a total of 7,100,000 shares would be available for issuance as Awards under the Plan, and would increase the number of shares that may be issued under "full value awards" by 625,000, so that a total of 1,500,000 shares would be available for issuance as "full value awards" under the Plan. Since approximately 550,000 shares have been issued as "full value awards" under the Plan to date, approximately 950,000 shares may be issued as "full value awards" going forward.

     In connection with the amendment and restatement of the Plan, we also amended our Directors Deferred Compensation Plan and Deferred Compensation Plan for Non-Officer Presidents to provide that all issuances of shares under such plans shall be made under the Plan, and to eliminate the shares reserved for issuance under such plans.

     In addition to the increase in the number of shares available under the Plan, other technical and clarifying amendments are included in the amendment and restatement of the Plan. Accordingly, in order to continue providing equity-based compensation to our directors, employees, and consultants, we are recommending approval of the amendment and restatement of the Plan.

SHARES SUBJECT TO THE PLAN

     Under the Plan as amended and restated, the aggregate number of shares of Common Stock that may be issued is 7,000,000. The Plan provides for specific limits on the number of shares that may be subject to different types of Awards:

     - No more than 1,500,000 shares will be issued as "full value awards," such as restricted stock, restricted stock units, deferred stock, performance awards, or stock payments where the participant does not pay the intrinsic value for such award. Since approximately 550,000 shares have been issued as "full value awards" under the Plan to date, approximately 950,000 shares may be issued as "full value awards" going forward.

     - No more than 500,000 shares may be granted as Awards to any one individual during any calendar year.

     - The maximum dollar value of a performance-based award other than a performance share or performance stock unit determined at the date of grant will not exceed 2% of our operating income.

     The shares subject to the Plan, the limitations on the number of shares that may be awarded under the Plan, and share and option prices subject to Awards outstanding under the Plan, will be adjusted as the Plan administrator deems appropriate to reflect stock dividends, stock splits, combinations or exchanges of shares, merger, consolidation, spin-off, recapitalization, or other similar transactions.

     Notwithstanding any provision in the Plan to the contrary, no option may be awarded to reduce the per share exercise price of the shares subject to the option below the exercise price as of the date the option is granted, and no option may be granted in exchange for, or in connection with, the cancellation or surrender of an option having a higher per share exercise price.

     Shares subject to Awards that have expired, been forfeited or settled in cash, or otherwise terminated without having been exercised may be subject to new Awards. Shares which are used to pay the exercise price for an option or stock appreciation right, shares withheld to pay taxes, and shares repurchased by the Company other than by reason of a forfeiture provision will be cancelled and will not be added back to the number of shares available for issuance under the Plan. Shares issued under the Plan may be previously authorized but unissued shares, or reacquired shares bought on the open market or otherwise.

     On March 5, 2008, the closing price of a share of Common Stock on the New York Stock Exchange was $29.97.

ADMINISTRATION

     Generally, the Compensation Committee of the Board (the "Committee") will administer the Plan. The Committee will consist of at least two members of the Board who are "non-employee" directors for purposes of Section 16(b) of the Securities Exchange Act of 1934, as amended, "independent directors" under the rules of the New York Stock Exchange, and "outside directors" under Internal Revenue Code Section 162(m). The Committee has the authority to:

     - select the individuals who will receive Awards;

     - determine the type or types of Awards to be granted;

     - determine the number of Awards to be granted and the number of shares to which any Award relates;

     - determine the terms and conditions of any Award, including the exercise price and vesting;

     - determine the terms of settlement of any Award;

     - prescribe the form of Award agreement;

     - establish, adopt or revise rules for administration of the Plan;

     - interpret the terms of the Plan and any Award, and any matters arising under the Plan; and

     - make all other decisions and determinations as may be necessary or advisable to administer the Plan.

     The Committee may delegate its authority to grant or amend Awards with respect to participants other than senior executive officers, employees covered by Internal Revenue Code Section 162(m) or the officers to whom the authority to grant or amend Awards has been delegated. In addition, the full Board, acting by majority, will conduct the general administration of the Plan with respect to Awards granted to directors who are not employees of the Company.

     The Committee, with the approval of the Board, may also amend the Plan. Amendments to the Plan are subject to stockholder approval to the extent required by law, or New York Stock Exchange rules or regulations. Additionally, stockholder approval will be specifically required to increase the number of shares available for issuance under the Plan, allow for the grant of options with an exercise price that is below fair market value on the date of grant, extend the term of an option beyond ten years, or otherwise materially increase the benefits or change eligibility requirements.

     The Board may exercise the rights and duties of the Committee, except with respect to matters which are required to be determined in the sole discretion of the Committee under Rule 16b-3 of the Securities Exchange Act of 1934, as amended, or Internal Revenue Code Section 162(m).

ELIGIBILITY

     Awards under the Plan may be granted to individuals who are our directors, our employees or employees of our subsidiaries, and our consultants. However, options which are intended to qualify as ISOs may only be granted to employees.

AWARDS

     The following will briefly describe the principal features of the various Awards that may be granted under the Plan.

     Options. Options provide for the right to purchase Common Stock at a specified price, and usually will become exercisable in the discretion of the Committee in one or more installments after the grant date, but generally not earlier than one year from the grant date. The option exercise price may be paid in cash, by check, shares of Common Stock which have been held by the option holder for such period of time as may be required by the Committee to avoid adverse accounting consequences, other property with value equal to the exercise price, through a broker assisted cash-less exercise, a loan, provided such loan does not otherwise violate Section 13(k) of the Securities Exchange Act of 1934, as amended, or such other methods as the Committee may approve from time to time. The Committee at anytime may substitute SARs for options granted under the Plan.

     Options may be granted for any term specified by the Committee, but shall not exceed ten years. Options may not be granted at an exercise price that is less than the fair market value of our Common Stock on the date of grant. For purposes of the Plan, fair market value is defined as the closing price for Common Stock on the NYSE on the grant date (or if no sale occurred on such date, then on the first immediately preceding date during which a sale occurred), as reported in the Wall Street Journal (or another similar reliable source). Additionally, the Committee may not reprice any options without stockholder approval, including the cancellation of options in exchange for options with a lower exercise price.

     Options may take two forms, nonstatutory options (NSOs) and ISOs.

     ISOs will be designed to comply with the provisions of the Internal Revenue Code and will be subject to certain restrictions contained in the Internal Revenue Code in order to qualify as ISOs. Among such restrictions, ISOs must:

     - have an exercise price not less than the fair market value of Common Stock on the date of grant, or if granted to certain individuals who own or are deemed to own at least 10% of the total combined voting power of all of our classes of stock ("10% shareholders"), then such exercise price may not be less than 110% of the fair market value of Common Stock on the date of grant;

     - be granted only to our employees and employees of our subsidiary corporations;

     - expire within a specified time following the option holder's termination of employment;

     - be exercised within ten years after the date of grant, or with respect to 10% shareholders, no more than five years after the date of grant; and

     - not be first exercisable for more than $100,000 worth of value, determined based on the exercise price.

     If an Award purported to be an ISO fails to meet the requirements of the Internal Revenue Code, then the Award will instead be considered to be a NSO. No ISO may be granted under the Plan after February 20, 2018, ten years from the date the amended and restated Plan was adopted by the Board.

     Restricted Stock. A restricted stock award is the grant of shares of Common Stock at a price determined by the Committee (which price may be zero), is nontransferable and, unless otherwise determined by the Committee at the time of award, may be forfeited upon termination of employment or service during a restricted period. The Committee also determines in the Award agreement whether the participant will be entitled to vote the shares of restricted stock and or receive dividends on such shares.

     Stock Appreciation Rights. SARs provide for the payment to the holder based upon increases in the price of Common Stock over a set base price. Payment for SARs may be made in cash, Common Stock or any combination of the two.

     Restricted Stock Units. Restricted stock units represent the right to receive shares of Common Stock at a specified date in the future, subject to forfeiture of such right. If the restricted stock unit has not been forfeited, then on the date specified in the restricted stock unit the Company shall deliver to the holder of the restricted stock unit unrestricted shares of Common Stock which will be freely transferable, subject to applicable securities laws. The Committee will specify the purchase price, if any, to be paid by the grantee for the Common Stock.

     Dividend Equivalents. Dividend equivalents represent the value of the dividends per share of Common Stock paid by the Company, calculated with reference to the number of shares covered by an Award (other than a dividend equivalent award) held by the participant.

     Performance Share Awards. Performance share awards are denominated in shares of Common Stock and are linked to satisfaction of performance criteria established by the Committee. If the Committee determines that the Award is intended to meet the requirements of "qualified performance-based compensation" and therefore be deductible under Internal Revenue Code Section 162(m), then the performance criteria on which the Award will be based shall be with reference to any one or more of the following: net earnings (either before or after interest, taxes, depreciation and amortization), economic value-added (as determined by the Committee), sales or revenue, net income (either before or after taxes), operating earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), return on capital, return on assets (net or gross), return on stockholders' equity, return on sales, gross or net profit margin, productivity, expense margins, operating efficiency, customer satisfaction, working capital, earnings per share, price per share and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group (the "Plan Performance Criteria").

     Performance Stock Units. Performance stock units are denominated in units equivalent to shares of Common Stock or units of value, including dollar value of shares of Common Stock, and are linked to satisfaction of performance criteria established by the Committee, including the Plan Performance Criteria, on a specified date or dates over any period or periods.

     Stock Payments. Payments to participants of bonuses or other compensation may be made under the Plan in the form of Common Stock. The number of shares will be determined by the Committee, and may be based upon performance criteria, including the Plan Performance Criteria.

     Deferred Stock. Deferred stock typically is awarded without payment of consideration and is subject to vesting conditions, including satisfaction of performance criteria, including the Plan Performance Criteria. Like restricted stock, deferred stock may not be sold or otherwise transferred until the vesting conditions are removed or expire. Unlike restricted stock, deferred stock is not actually issued until the deferred stock award has vested. Recipients of deferred stock have no voting or dividend rights prior to the time when the vesting conditions are met and the deferred stock is delivered.

     Performance Award. Performance awards are payable in cash and are linked to satisfaction of performance criteria, including the Plan Performance Criteria; provided, however, that no performance award may pay compensation in excess of 2% of the Company's operating income. The Committee has the authority to reduce the amount otherwise payable under a performance award upon attainment of the Plan Performance Criteria.

VESTING IN AWARDS OTHER THAN OPTIONS

     Awards for which the participant does not pay for the intrinsic value of the shares of Common Stock, either directly or by forgoing a right to receive a cash or stock payment from the Company, such as restricted stock, restricted stock units, deferred stock, performance share awards and performance stock units, will vest over a period of not less than three years or, in the case of performance-based vesting for performance share awards and performance stock units, the performance period will be not less than one year.

CHANGE OF CONTROL

     Generally, options and SARs granted under the Plan will become exercisable in full upon the occurrence of a change of control (as defined in the Plan) and all restricted stock, restricted stock units, deferred stock or other performance awards will become payable upon a change of control, unless the award agreement otherwise provides. In connection with a change in control, the Committee may cause the Awards to terminate, but will give the holder of the Awards the right to exercise their outstanding Awards or receive their other rights under the Awards outstanding for some period of time prior to the change in control, even though the Awards may not be exercisable or otherwise payable.

ADJUSTMENTS UPON CERTAIN EVENTS

     The number and kind of securities subject to an Award, terms and conditions (including performance targets or criteria) and the exercise price or base price of outstanding Awards will be proportionately adjusted as the Committee deems appropriate, in its discretion, to reflect any stock dividends, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization or other distribution (other than normal cash dividends) of Company assets to stockholders, or other similar changes affecting the shares other than an equity restructuring. In the event of any other change in the capitalization of the Company, including an equity restructuring, the Committee will make proportionate and equitable adjustments in the number and class of shares and the per share grant or exercise price for outstanding Awards as the Committee deems appropriate in its discretion to prevent dilution or enlargement of rights. In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares or share price of Common Stock, including an equity restructuring, the Company may in its sole discretion refuse to permit the exercise of any Award for a period of 30 days prior to the consummation of any such transaction.

AWARDS NOT TRANSFERABLE

     Generally, the Awards may not be pledged, assigned or otherwise transferred other than by will or by laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Committee. The Committee may allow Awards other than ISOs to be transferred for estate or tax planning purposes to members of the holder's family, charitable institutions or trusts for the benefit of family members. In addition, the Committee may allow Awards to be transferred to so-called "blind trusts" by a holder of an Award who is terminating employment in connection with the holder's service with the government, an educational or other non-profit institution.

MISCELLANEOUS

     As a condition to the issuance or delivery of stock or payment of other compensation pursuant to the exercise or lapse of restrictions on any Award, the Company requires participants to discharge all applicable withholding tax obligations. Shares held by or to be issued to a participant may also be used to discharge tax withholding obligations, subject to the discretion of the Committee to disapprove of such use.

     The Plan will expire and no further Awards may be granted after April 8, 2018, the tenth anniversary of its approval by stockholders.

     The Plan must be approved by the stockholders within twelve months of the date of its adoption. Awards under the Plan may be granted prior to such approval, provided that such Awards may not vest or become exercisable prior to the stockholders' approval of the Plan, and that if such approval is not received within the twelve-month period, all such Awards shall become null and void.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The Federal income tax consequences of the Plan under current Federal income tax laws are summarized in the following discussion which deals with the general tax principles applicable to the Plan, and is intended for general information only. In addition, the tax consequences described below are subject to the limitations of Internal Revenue Code Section 162(m), which are discussed below in further detail. Alternative minimum tax and other Federal taxes and foreign, state and local income taxes are not discussed, and may vary depending on individual circumstances and from locality to locality.

     Nonqualified Stock Options. For F ederal income tax purposes, the recipient of NSOs granted under the Plan will not have taxable income upon the grant of the option, nor will the Company then be entitled to any deduction.

Generally, upon exercise of NSOs the optionee will realize ordinary income, and the Company will be entitled to a deduction, in an amount equal to the difference between the option exercise price and the fair market value of the stock at the date of exercise.

     Incentive Stock Options. An optionee generally will not recognize taxable income upon either the grant or exercise of an ISO. However, the amount by which the fair market value of the shares at the time of exercise exceeds the exercise price will be an "item of tax preference" for the optionee. Generally, upon the sale or other taxable disposition of the shares of Common Stock acquired upon exercise of an ISO, the optionee will recognize income taxable as capital gains in an amount equal to the excess, if any, of the amount realized in such disposition over the option exercise price, provided that no disposition of the shares has taken place within either (a) two years from the date of grant of the ISO or (b) one year from the date of exercise. If the shares of Common Stock are sold or otherwise disposed of before the end of the one-year and two-year periods specified above, the difference between the Award exercise price and the fair market value of the shares on the date of exercise generally will be taxable as ordinary income, and the balance of the amount realized from such disposition, if any, generally will be taxed as capital gain. If the shares of Common Stock are disposed of before the expiration of the one-year and two-year periods and the amount realized is less than the fair market value of the shares at the date of exercise, the optionee's ordinary income generally is limited to the excess, if any, of the amount realized in such disposition over the option exercise price paid. The Company (or other employer corporation) generally will be entitled to a tax deduction only to the extent the optionee has ordinary income upon sale or other disposition of the shares of Common Stock.

     Restricted Stock. Generally, a participant will not be taxed upon the grant or purchase of restricted stock that is subject to a "substantial risk of forfeiture," within the meaning of Internal Revenue Code Section 83, until such time as the restricted stock is no longer subject to the substantial risk of forfeiture. At that time, the participant will be taxed on the difference between the fair market value of the Common Stock and the amount the participant paid, if any, for such restricted stock. However, the recipient of restricted stock under the Plan may make an election under Internal Revenue Code Section 83(b) to be taxed with respect to the restricted stock as of the date of transfer of the restricted stock rather than the date or dates upon which the restricted stock is no longer subject to a substantial risk of forfeiture.

     Stock Appreciation Rights. No taxable income is generally recognized upon the receipt of a SAR. Upon exercise of a SAR, the cash or the fair market value of the shares received generally will be taxable as ordinary income in the year of such exercise. The Company generally will be entitled to a compensation deduction for the same amount which the recipient recognizes as ordinary income.

     Restricted Stock Units. A participant will generally not recognize taxable income upon grant of a restricted stock unit. However, when the shares are delivered to the participant, then the value of such shares at that time will be taxable to the participant as ordinary income. Generally, the Company will be entitled to a deduction for an amount equal to the amount of ordinary income recognized by the participant.

     Dividend Equivalents. A participant will recognize taxable ordinary income on dividend equivalents as they are paid and the Company generally will be entitled a corresponding deduction.

     Performance Share Awards and Performance Stock Units. A participant will recognize taxable ordinary income on the fair market value of the shares or the cash paid on performance share awards and performance stock units when such Awards are delivered or paid and generally the Company will be entitled to a corresponding deduction.

     Stock Payments. A participant will recognize taxable ordinary income on the fair market value of the stock delivered as payment of bonuses or other compensation under the Plan and generally the Company will be entitled to a corresponding deduction.

     Deferred Stock. A participant will recognize taxable ordinary income on the fair market value of the shares on the date shares are delivered under a deferred stock award and generally the Company will be entitled to a corresponding deduction.

     Performance Awards. A participant will recognize taxable ordinary income on the amount of cash paid under the Performance Award and generally the Company will be entitled to a corresponding deduction.

     Internal Revenue Code Section 409A. Certain Awards under the Plan, depending in part on particular Award terms and conditions, may be considered non-qualified deferred compensation subject to the requirements of Internal Revenue Code Section 409A. If the terms of such Awards do not meet the requirements of Internal Revenue Code Section 409A, then the violation may result in an additional 20% tax obligation, plus penalties and interest for such participant.

INTERNAL REVENUE CODE SECTION 162(M)

     Under Internal Revenue Code Section 162(m), in general, income tax deductions of publicly-traded companies may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises) for certain executive officers exceeds $1 million in any taxable year. However, under Internal Revenue Code Section 162(m), the deduction limit does not apply to certain "performance-based" compensation established by an independent compensation committee which conforms to certain restrictive conditions stated under the Internal Revenue Code and related regulations. The Plan has been structured with the intent that Awards granted under the Plan may meet the requirements for "performance-based" compensation and Internal Revenue Code
Section 162(m). To the extent granted at an exercise price not less than the value of our Common Stock, options and SARs granted under the Plan are intended to qualify as "performance-based" under Internal Revenue Code Section 162(m). Restricted stock, performance stock awards, performance stock units, restricted stock units and deferred stock under the Plan may qualify as "performance-based" under Internal Revenue Code Section 162(m) if they vest or become payable based solely upon attainment of preestablished goals based on the Plan Performance Criteria. Performance Awards may qualify as "performance-based" under Internal Revenue Code Section 162(m) to the extent payable based solely on attainment of pre-established goals based on the Plan Performance Criteria.

     We have attempted to structure the plan in such a manner that the Committee can determine the terms and conditions of Awards granted thereunder in order to determine whether the remuneration attributable to such Awards will be subject to the $1 million limitation. We have not, however, requested a ruling from the IRS or an opinion of counsel regarding this issue. This discussion will neither bind the IRS nor preclude the IRS from taking a contrary position with respect to the Plan.

PLAN BENEFITS

     The number of Awards that a director, employee, or consultant may receive under the Plan is in the discretion of the Committee and therefore cannot be determined in advance. However, the following sets forth the Awards made under the Plan during 2007:

                            PLAN BENEFITS DURING 2007
                      IDEX CORPORATION INCENTIVE AWARD PLAN

                                              DOLLAR VALUE                           NUMBER OF
NAME AND POSITION                            OF CASH AWARD   NUMBER OF OPTIONS   RESTRICTED SHARES
-----------------                            -------------   -----------------   -----------------
Lawrence D. Kingsley.......................     $692,800          112,950              29,228
  Chairman, President and Chief Executive
  Officer
Dominic A. Romeo...........................            0           25,020               6,473
  Vice President and Chief Financial
  Officer
John L. McMurray...........................            0           16,500               4,271
  Vice President-Group Executive, Fluid &
  Metering Technologies
Frank J. Notaro............................            0           13,128               3,398
  Vice President-General Counsel and
  Secretary
Kimberly K. Bors...........................            0           12,750               3,300
  Vice President-Human Resources
Executive Group............................     $692,800          211,098              54,628
Non-Executive Director Group...............            0           20,250               6,078
Non-Executive Officer Employee Group.......            0          831,818              73,053

     Further, if the Plan is approved, the Committee intends to use up to 400,000 shares for retention and promotional awards in 2008 for selected NEOs and other individuals within the Executive and Non-Executive Officer Employee Groups. Any of such shares issued under "full value awards" would be included within and count against the approximate 950,000 "full value award" limit under the Plan.

     The maximum amount that would have been payable in cash as Performance Awards in 2007 was $5,101,600 (2% of the Company's operating income).

EQUITY COMPENSATION PLANS

     The following table provides certain information as of December 31, 2007, about Common Stock that may be issued under our existing equity compensation plans:

                                      NUMBER OF SECURITIES     WEIGHTED-AVERAGE      NUMBER OF SECURITIES
                                        TO BE ISSUED UPON          EXERCISE          REMAINING AVAILABLE
                                           EXERCISE OF             PRICE OF          FOR FUTURE ISSUANCE
                                      OUTSTANDING OPTIONS,   OUTSTANDING OPTIONS,        UNDER EQUITY
PLAN CATEGORY                          WARRANTS AND RIGHTS   WARRANTS, AND RIGHTS   COMPENSATION PLANS(1)
-------------                         --------------------   --------------------   ---------------------
                                               (A)                    (B)                    (C)
Equity compensation plans approved
  by security holders...............        5,948,562               $21.85                 215,785(2)
Equity compensation plans not
  approved by security holders......                0                    0                 649,107(3)
                                            ---------               ------                 -------
  Total.............................        5,948,562               $21.85                 864,892
                                            =========               ======                 =======



--------

   (1) Excludes securities to be issued upon the exercise of outstanding options, warrants and rights included in column (a)

   (2) Includes 25,841 shares which as of December 31, 2007 were available for future issuance for settlement of DCUs under the Directors Deferred Compensation Plan. Effective upon approval of the Plan, no further shares will be reserved for issuance under the Directors Deferred Compensation Plan, but rather shares issued in settlement of DCUs will be issued under the Plan.

   (3) Includes 649,107 shares which as of December 31, 2007 were available for future issuance in settlement of DCUs under the 1996 Deferred Compensation Plan for Non-Officer Presidents. Effective upon approval of the Plan, no further shares will be reserved for issuance under the 1996 Deferred Compensation Plan for Non-Officer Presidents, but rather shares issued in settlement of DCUs will be issued under the Plan.

     THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE PLAN.

                       PROPOSAL 3 -- APPROVAL OF AUDITORS

     The Audit Committee has appointed Deloitte & Touche LLP as the Company's independent auditors for 2008. Representatives of Deloitte & Touche LLP will attend the Annual Meeting of Stockholders and will have the opportunity to make a statement if they desire to do so. They will also be available to respond to appropriate questions.

     THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR 2008.

                 STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS
                             FOR 2009 ANNUAL MEETING

     A stockholder desiring to submit a proposal for inclusion in the Company's Proxy Statement for the 2009 Annual Meeting must deliver the proposal so that it is received by the Company no later than November 10, 2008. The Company requests that all such proposals be addressed to Frank J. Notaro, Vice President-General Counsel and Secretary, IDEX Corporation, 630 Dundee Road, Suite 400, Northbrook, Illinois 60062, and mailed by certified mail, return receipt requested. In addition, the Company's By-Laws require that notice of stockholder nominations for directors and related information be received by the Secretary not later than 60 days before the anniversary of the 2008 Annual Meeting which, for the 2009 Annual Meeting, will be February 7, 2009.

                                 OTHER BUSINESS

     The Board of Directors does not know of any business to be brought before the Annual Meeting other than the matters described in the Notice of Annual Meeting. However, if any other matters are properly presented for action, it is the intention of each person named in the accompanying proxy to vote said proxy in accordance with his judgment on such matters.

                                        By Order of the Board of Directors,

                                        -s- Frank J. Notaro
                                        FRANK J. NOTARO
                                        Vice President-General Counsel
                                        and Secretary

March 10, 2008
Northbrook, Illinois

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2007, INCLUDING THE FINANCIAL STATEMENT SCHEDULES, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, MAY BE OBTAINED BY STOCKHOLDERS WITHOUT CHARGE BY SENDING A WRITTEN REQUEST TO HEATH A. MITTS, VICE PRESIDENT-CORPORATE FINANCE, IDEX CORPORATION, 630 DUNDEE ROAD, SUITE 400, NORTHBROOK, ILLINOIS 60062.

                                                                      APPENDIX A

                                IDEX CORPORATION
                              INCENTIVE AWARD PLAN
                            (AS AMENDED AND RESTATED)

                                    ARTICLE 1

                                     PURPOSE

     The purpose of the IDEX Corporation Incentive Award Plan (As Amended and Restated) (the "Plan") is to promote the success and enhance the value of IDEX Corporation, a Delaware corporation (the "Company"), by linking the personal interests of the members of the Board, Employees, and Consultants to those of Company stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to Company stockholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, Employees, and Consultants upon whose judgment, interest, and special effort the successful conduct of the Company's operation is largely dependent. The Plan was originally adopted by the Board on February 2, 2005 and approved by the stockholders of the Company on March 22, 2005, and was amended by the Board on February 12, 2007. The Plan is hereby further amended and restated effective February 20, 2008.

                                    ARTICLE 2

                          DEFINITIONS AND CONSTRUCTION

     Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

     2.1 "Award" means an Option, a Restricted Stock award, a Stock Appreciation Right award, a Performance Share award, a Performance Stock Unit award, a Performance Award, a Dividend Equivalents award, a Stock Payment award, a Deferred Stock award, a Restricted Stock Unit award or a Performance-Based Award granted to a Participant pursuant to the Plan.

     2.2 "Award Agreement" means any written agreement, contract, or other instrument or document evidencing an Award, including through electronic medium.

     2.3 "Board" means the Board of Directors of the Company.

     2.4 "Change in Control" means the occurrence of (a) any transaction or series of transactions which within a 12-month period constitute a change of management or control where (i) at least 51 percent of the then outstanding shares of Stock are (for cash, property (including, without limitation, stock in any corporation), or indebtedness, or any combination thereof) redeemed by the Company or purchased by any person(s), firm(s) or entity(ies), or exchanged for shares in any other corporation whether or not affiliated with the Company, or any combination of such redemption, purchase or exchange, or (ii) at least 51 percent of the Company's assets are purchased by any person(s), firm(s) or entity(ies) whether or not affiliated with the Company for cash, property (including, without limitation, stock in any corporation) or indebtedness or any combination thereof, or (iii) the Company is merged or consolidated with another corporation regardless of whether the Company is the survivor (except any such transaction solely for the purpose of changing the Company's domicile or which does not change the ultimate beneficial ownership of the equity interests in the Company), or (b) any substantial equivalent of any such redemption, purchase, exchange, change, transaction or series of transactions, acquisition, merger or consolidation constituting such a change of management or control. For purposes hereof, the term "control" shall have the meaning ascribed thereto under the Exchange Act and the regulations thereunder, and the term "management" shall mean the chief executive officer of the Company. For purposes of clause (a)(ii) above or as appropriate for purposes of clause (b) above, the Company shall be deemed to include on a consolidated basis all subsidiaries and other affiliated corporations or other entities with the same effect as if they were divisions.

     2.5 "Code" means the Internal Revenue Code of 1986, as amended.

     2.6 "Committee" means the committee of the Board described in Article 12.

     2.7 "Consultant" means any consultant or adviser if:

          (a) The consultant or adviser renders bona fide services to the Company or any Subsidiary;

          (b) The services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities; and

          (c) The consultant or adviser is a natural person who has contracted directly with the Company to render such services.

     2.8 "Covered Employee" means an Employee who is, or could be, a "covered employee" within the meaning of Section 162(m) of the Code.

     2.9 "Deferred Stock" means a right to receive a specified number of shares of Stock during specified time periods pursuant to Article 8.

     2.10 "Disability" means that the Participant qualifies to receive long-term disability payments under the Company's long-term disability insurance program, as it may be amended from time to time.

     2.11 "Dividend Equivalents" means a right granted to a Participant pursuant to Article 8 to receive the equivalent value (in cash or Stock) of dividends paid on Stock.

     2.12 "Effective Date" means March 22, 2005, the date that the Plan was originally approved by the stockholders of the Company.

     2.13 "Employee" means any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or any Subsidiary.

     2.14 "Equity Restructuring" shall mean a nonreciprocal transaction between the company and its stockholders, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the shares of Stock (or other securities of the Company) or the share price of Stock (or other securities) and causes a change in the per share value of the Stock underlying outstanding Awards.

     2.15 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     2.16 "Fair Market Value" means, as of any given date, (i) if Stock is traded on any established stock exchange, the closing price of a share of Stock as reported in the Wall Street Journal (or such other source as the Company may deem reliable for such purposes) for such date or, if no sale occurred on such date, the first trading date immediately prior to such date during which a sale occurred; or (ii) if Stock is not traded on an exchange but is quoted on a national market or other quotation system, the last sales price on such date or, if no sales occurred on such date, then on the date immediately prior to such date on which sales prices are reported; or (iii) if Stock is not publicly traded, the fair market value established by the Committee acting in good faith.

     2.17 "Full Value Award" means any Award other than an Option or other Award for which the Participant pays the intrinsic value (whether directly or by forgoing a right to receive a cash payment from the Company).

     2.18 "Incentive Stock Option" means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

     2.19 "Independent Director" means a member of the Board who is not an Employee of the Company.

     2.20 "Non-Employee Director" means a member of the Board who qualifies as a "Non-Employee Director" as defined in Rule 16b-3(b)(3) of the Exchange Act, or any successor rule.

     2.21 "Non-Qualified Stock Option" means an Option that is not intended to be an Incentive Stock Option.

     2.22 "Option" means a right granted to a Participant pursuant to Article 5 of the Plan to purchase a specified number of shares of Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

     2.23 "Participant" means a person who, as a member of the Board, Consultant or Employee, has been granted an Award pursuant to the Plan.

     2.24 "Performance Award" means a right granted to a Participant pursuant to
Article 8, to receive a cash payment contingent upon achieving certain performance goals established by the Committee.

     2.25 "Performance-Based Award" means an Award granted to selected Covered Employees pursuant to Articles 6 and 8, but which is subject to the terms and conditions set forth in Article 9.

     2.26 "Performance Criteria" means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria that will be used to establish Performance Goals are limited to the following: net earnings (either before or after interest, taxes, depreciation and amortization), economic value-added (as determined by the Committee), sales or revenue, net income (either before or after taxes), operating earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on capital, return on net assets, return on stockholders' equity, return on assets, return on capital, stockholder returns, return on sales, gross or net profit margin, productivity, expense margins, operating efficiency, customer satisfaction, working capital, earnings per share, price per share of Stock, and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Committee shall, within the time prescribed by Section 162(m) of the Code, define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.

     2.27 "Performance Goals" means, for a Performance Period, the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual. The Committee, in its discretion may, within the time prescribed by Section 162(m) of the Code, adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

     2.28 "Performance Period" means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to, and the payment of, a Performance-Based Award.

     2.29 "Performance Share" means a right granted to a Participant pursuant to
Article 8, to receive Stock the payment of which is contingent upon achieving certain performance goals established by the Committee.

     2.30 "Performance Stock Unit" means a right granted to a Participant pursuant to Article 8 to receive Stock, the payment of which is contingent upon achieving certain Performance Goals or other performance-based targets established by the Committee.

     2.31 "Plan" means this IDEX Corporation Incentive Award Plan (As Amended and Restated), as it may be amended from time to time.

     2.32 "Qualified Performance-Based Compensation" means any compensation that is intended to qualify as "qualified performance-based compensation" as described in Section 162(m)(4)(C) of the Code.

     2.33 "Restatement Effective Date" means the date this Amended and Restated Plan is approved by stockholders in accordance with Section 13.1.

     2.34 "Restricted Stock" means Stock awarded to a Participant pursuant to
Article 6 that is subject to certain restrictions and may be subject to risk of forfeiture.

     2.35 "Restricted Stock Unit" means an Award granted pursuant to Section
8.6.

     2.36 "Stock" means the common stock of the Company, par value $0.01 per share, and such other securities of the Company that may be substituted for Stock pursuant to Article 11.

     2.37 "Stock Appreciation Right" or "SAR" means a right granted pursuant to
Article 7 to receive a payment equal to the excess of the Fair Market Value of a specified number of shares of Stock on the date the SAR is exercised over the Fair Market Value on the date the SAR was granted as set forth in the applicable Award Agreement.

     2.38 "Stock Payment" means (a) a payment in the form of shares of Stock, or
(b) an option or other right to purchase shares of Stock, as part of any bonus, deferred compensation or other arrangement, made in lieu of all or any portion of the compensation, granted pursuant to Article 8.

     2.39 "Subsidiary" means any "subsidiary corporation" as defined in Section 424(f) of the Code and any applicable regulations promulgated thereunder, or any other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

                                    ARTICLE 3

                           SHARES SUBJECT TO THE PLAN

     3.1 Number of Shares.

     (a) Subject to Article 11 and Section 3.1(b), the aggregate number of shares of Stock which may be issued or transferred pursuant to Awards under the Plan is 7,100,000 shares; provided however, no more than 1,500,000 shares of Stock may be issued in the form of Full Value Awards. The maximum number of shares of Stock that may be delivered upon exercise of Incentive Stock Options shall be 7,100,000.

     (b) Notwithstanding Section 3.1(a): (i) the Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards), and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award; (ii) shares of Stock that are potentially deliverable under any Award that expires or is canceled, forfeited, settled in cash or otherwise terminated without a delivery of such shares to the Participant will not be counted as delivered under the Plan; and
(iii) shares of Stock that have been issued in connection with any Award (e.g., Restricted Stock) that is canceled, forfeited, or repurchased for the same price paid by the Participant so that such shares of Stock are returned to the Company will again be available for Awards; provided, however, that, no shares shall become available pursuant to this Section 3.1(b) to the extent that (x) the transaction resulting in the return of shares occurs more than ten years after the date of the most recent shareholder approval of the Plan, or (y) such return of shares would constitute a "material revision" of the Plan subject to stockholder approval under then applicable rules of the New York Stock Exchange (or any other applicable exchange or quotation system). In addition, in the case of any Award granted in substitution for an award of a company or business acquired by the Company or a subsidiary or affiliate, shares of Stock issued or issuable in connection with such substitute Award shall not be counted against the number of shares reserved under the Plan, but shall be available under the Plan by virtue of the Company's assumption of the plan or arrangement of the acquired company or business. This Section 3.1 shall apply to the share limit imposed with respect to Incentive Stock Options only to the extent consistent with applicable regulations relating to Incentive Stock Options under the Code. Because shares will count against the number reserved in Section 3.1 upon delivery, the Committee may, subject to the share counting rules under this
Section 3.1, determine that Awards may be outstanding that relate to a greater number of shares than the aggregate remaining available under the Plan, so long as Awards will not result in delivery and vesting of shares in excess of the number then available under the Plan. The payment of Dividend Equivalents in conjunction with any outstanding Awards shall not be counted against the shares available for issuance under the Plan. Shares which are used to pay the exercise price for an Option or SAR, shares withheld to pay taxes and shares repurchased by the Company other than by reason of a forfeiture provision will be cancelled and will not again be available for issuance under the Plan.

     3.2 Stock Distributed. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

     3.3 Limitation on Number of Shares Subject to Awards and Limit on Performance Awards. Notwithstanding any provision in the Plan to the contrary, and subject to Article 11, the maximum number of shares of Stock with respect to one or more Awards that may be granted to any one Participant during any calendar year shall be 500,000. The maximum amount that may be paid in cash as a Performance Award that is intended to be a Performance Based Award shall not exceed 2% of the Company's operating income (income from operations before extraordinary items, interest and taxes).

                                    ARTICLE 4

                          ELIGIBILITY AND PARTICIPATION

     4.1  Eligibility.

     (a) General. Persons eligible to participate in this Plan include Employees, Consultants, and all members of the Board, as determined by the Committee.

     (b) Foreign Participants. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have Employees, Consultants or members of the Board, the Committee, in its sole discretion, shall have the power and authority to:

          (i) Determine which Subsidiaries shall be covered by the Plan;

          (ii) Determine which Employees, Consultants or members of the Board outside the Unites States are eligible to participate in the Plan;

          (iii) Modify the terms and conditions of any Award granted to Employees, Consultants or members of the Board outside the United States to comply with applicable foreign laws;

          (iv) Establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Sections 3.1 and 3.3 of the Plan; and

          (v) Take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals.

     Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act, the Code, any securities law or governing statute or any other applicable law.

     4.2 Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from among all eligible individuals, those to whom Awards shall be granted and shall determine the nature and amount of each Award. No individual shall have any right to be granted an Award pursuant to this Plan.

                                    ARTICLE 5

                                  STOCK OPTIONS

     5.1 General. The Committee is authorized to grant Options to Participants on the following terms and conditions:

          (a) Exercise Price. The exercise price per share of Stock subject to an Option shall be determined by the Committee and set forth in the Award Agreement; provided that the exercise price for any Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant.

          (b) Time and Conditions of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part; provided that the term of any Option granted under the Plan shall not exceed ten years and that no Option may be exercisable earlier than one year after its date of grant, except as provided in Section 11.2. The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised.

          (c) Payment. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, promissory note bearing interest at no less than such rate as shall then preclude the imputation of interest under the Code, shares of Stock held for such period of time as may be required by the Committee in order to avoid adverse accounting consequences and having a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof, or other property acceptable to the Committee (including through the delivery of a notice that the Participant has placed a market sell order with a broker with respect to shares of Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; provided that payment of such proceeds is then made to the Company upon settlement of such sale). The Committee shall also determine the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants. Notwithstanding any other provision of the Plan to the contrary, no Participant who is a member of the Board or an "executive officer" of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to pay the exercise price of an Option or continue any extension of credit with respect to the exercise price of an Option with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

          (d) Evidence of Grant. All Options shall be evidenced by an Award Agreement between the Company and the Participant. The Award Agreement shall include such additional provisions as may be specified by the Committee.

     5.2 Incentive Stock Options. Incentive Stock Options shall be granted only to Employees and the terms of any Incentive Stock Options granted pursuant to the Plan, in addition to the requirements of Section 5.1, must comply with the following additional provisions of this Section 5.2:

          (a) Expiration of Option. Subject to Section 5.2(c), an Incentive Stock Option shall expire and may not be exercised to any extent by anyone after the first to occur of the following events:

               (i) Ten years from the date it is granted, unless an earlier time is set in the Award Agreement;

               (ii) Three months after the Participant's termination of employment as an Employee; and

               (iii) One year after the date of the Participant's termination of employment or service on account of Disability or death. Upon the Participant's Disability or death, any Incentive Stock Options exercisable at the Participant's Disability or death may be exercised by the Participant's legal representative or representatives, by the person or persons entitled to do so pursuant to the Participant's last will and testament, or, if the Participant fails to make testamentary disposition of such Incentive Stock Option or dies intestate, by the person or persons entitled to receive the Incentive Stock Option pursuant to the applicable laws of descent and distribution.

          (b) Individual Dollar Limitation. The aggregate Fair Market Value (determined as of the time the Option is granted) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000 or such other limitation as imposed by Section 422(d) of the Code, or any successor provision. To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.

          (c) Ten Percent Owners. An Incentive Stock Option shall be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of Stock of the Company only if such Option is granted at a price that is not less than 110% of Fair Market Value on the date of grant and the Option is exercisable for no more than five years from the date of grant.

          (d) Transfer Restriction. The Participant shall give the Company prompt notice of any disposition of shares of Stock acquired by exercise of an Incentive Stock Option within (i) two years from the date of grant of such Incentive Stock Option or (ii) one year after the transfer of such shares of Stock to the Participant.

          (e) Expiration of Incentive Stock Options. No Award of an Incentive Stock Option may be made pursuant to this Plan after the tenth anniversary of the Effective Date.

          (f) Right to Exercise. During a Participant's lifetime, an Incentive Stock Option may be exercised only by the Participant.

          (g) Failure to Meet Requirements. Any Option (or portion thereof) purported to be an Incentive Stock Option, which, for any reason, fails to meet the requirements of Section 422 of the Code shall be considered a Non-Qualified Stock Option.

     5.3 Substitution of Stock Appreciation Rights. The Committee may provide in the Award Agreement evidencing the grant of an Option that the Committee, in its sole discretion, shall have to right to substitute a Stock Appreciation Right for such Option at any time prior to or upon exercise of such Option; provided, that such Stock Appreciation Right shall be exercisable with respect to the same number of shares of Stock for which such substituted Option would have been exercisable.

                                    ARTICLE 6

                             RESTRICTED STOCK AWARDS

     6.1 Grant of Restricted Stock. The Committee is authorized to make Awards of Restricted Stock to any Participant selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. All Awards of Restricted Stock shall be evidenced by an Award Agreement.

     6.2 Issuance and Restrictions. Subject to Section 10.6, Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

     6.3 Forfeiture. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment or service during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited; provided, however, that, except as otherwise provided by Section 10.6, the Committee may (a) provide in any Restricted Stock Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and (b) in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

     6.4 Certificates for Restricted Stock. Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, at its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse.

                                    ARTICLE 7

                            STOCK APPRECIATION RIGHTS

     7.1  Grant of Stock Appreciation Rights.

     (a) A Stock Appreciation Right may be granted to any Participant selected by the Committee. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose and shall be evidenced by an Award Agreement.

     (b) A Stock Appreciation Right shall entitle the Participant (or other person entitled to exercise the Stock Appreciation Right pursuant to the Plan) to exercise all or a specified portion of the Stock Appreciation Right (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the Stock Appreciation Right from the Fair Market Value of a share of Stock on the date of exercise of the Stock Appreciation Right by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised, subject to any limitations the Committee may impose.

     7.2  Payment and Limitations on Exercise.

     (a) Payment of the amounts determined under Section 7.1(b) above shall be in cash, in Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Committee in the Award Agreement.

     (b) To the extent any payment under Section 7.1(b) is effected in Stock it shall be made subject to satisfaction of all provisions of Article 5 above pertaining to Options.

                                    ARTICLE 8

                              OTHER TYPES OF AWARDS

     8.1 Performance Share Awards. Any Participant selected by the Committee may be granted one or more Performance Share awards which shall be denominated in a number of shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee (subject to Section 10.6). In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

     8.2 Performance Stock Units. Any Participant selected by the Committee may be granted one or more Performance Stock Unit awards which shall be denominated in unit equivalent of shares of Stock and/or units of value including dollar value of shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee (subject to Section 10.6). In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

     8.3 Performance Award. Any Participant selected by the Committee may be granted a Performance Award. The value of such Performance Awards may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any Performance Period determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the Participant.

     8.4  Dividend Equivalents.

     (a) Any Participant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on the shares of Stock that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Stock by such formula and at such time and subject to such limitations as may be determined by the Committee.

     (b) Dividend Equivalents granted with respect to Options or SARs that are intended to be Qualified Performance-Based Compensation shall be payable, with respect to pre-exercise periods, regardless of whether such Option or SAR is subsequently exercised.

     8.5 Stock Payments. Any Participant selected by the Committee may receive Stock Payments in the manner determined from time to time by the Committee; provided, that unless otherwise determined by the

Committee such Stock Payments shall be made in lieu of base salary, bonus, or other cash compensation otherwise payable to such Participant. The number of shares shall be determined by the Committee and may be based upon the Performance Criteria or other specific criteria determined appropriate by the Committee, determined on the date such Stock Payment is made or on any date thereafter.

     8.6 Deferred Stock. Any Participant selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee. The number of shares of Deferred Stock shall be determined by the Committee and may be linked to the Performance Criteria or other specific criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee (subject to Section 10.6). Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or criteria set by the Committee. Unless otherwise provided by the Committee, a Participant awarded Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Deferred Stock Award has vested and the Stock underlying the Deferred Stock Award has been issued.

     8.7 Restricted Stock Units. The Committee is authorized to make Awards of Restricted Stock Units to any Participant selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. At the time of grant, the Committee shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate (subject to Section 10.6). At the time of grant, the Committee shall specify the maturity date applicable to each grant of Restricted Stock Units which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the grantee. On the maturity date, the Company shall, subject to
Section 10.5(b), transfer to the Participant one unrestricted, fully transferable share of Stock for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited. The Committee shall specify the purchase price, if any, to be paid by the grantee to the Company for such shares of Stock.

     8.8 Term. Except as otherwise provided herein, the term of any Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Stock Payments, Deferred Stock or Restricted Stock Units shall be set by the Committee in its discretion.

     8.9 Exercise or Purchase Price. The Committee may establish the exercise or purchase price, if any, of any Award of Performance Shares, Performance Stock Units, Deferred Stock, Stock Payments or Restricted Stock Units; provided, however, that such price shall not be less than the par value of a share of Stock on the date of grant, unless otherwise permitted by applicable state law.

     8.10 Exercise Upon Termination of Employment or Service. An Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Deferred Stock, Stock Payments and Restricted Stock Units shall only be exercisable or payable while the Participant is an Employee, Consultant or a member of the Board, as applicable; provided, however, that the Committee in its sole and absolute discretion may provide that an Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Stock Payments, Deferred Stock or Restricted Stock Units may be exercised or paid subsequent to a termination of employment or service, as applicable, or following a Change in Control of the Company, or because of the Participant's retirement, death or disability, or otherwise.

     8.11 Form of Payment. Payments with respect to any Awards granted under this Article 8 shall be made in cash, in Stock or a combination of both, as determined by the Committee.

     8.12 Award Agreement. All Awards under this Article 8 shall be subject to such additional terms and conditions as determined by the Committee and shall be evidenced by an Award Agreement.

                                    ARTICLE 9

                            PERFORMANCE-BASED AWARDS

     9.1 Purpose. The purpose of this Article 9 is to provide the Committee the ability to qualify Awards other than Options and SARs and that are granted pursuant to Articles 6 and 8 as Qualified Performance-Based Compensation. If the Committee, in its discretion, decides to grant a Performance-Based Award to a Covered Employee, the provisions of this Article 9 shall control over any contrary provision contained in Articles 6 or 8;

provided, however, that the Committee may in its discretion grant Awards to Covered Employees or other Participants that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Article 9.

     9.2 Applicability. This Article 9 shall apply only to those Covered Employees selected by the Committee to receive Performance-Based Awards. The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the period. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.

     9.3 Procedures with Respect to Performance-Based Awards. To the extent necessary to comply with the Qualified Performance-Based Compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Articles 6 and 8 which may be granted to one or more Covered Employees, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (a) designate one or more Covered Employees, (b) select the Performance Criteria applicable to the Performance Period, (c) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (d) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Committee shall certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned by a Covered Employee, the Committee shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period.

     9.4 Payment of Performance-Based Awards. Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company or a Subsidiary on the day a Performance-Based Award for such Performance Period is paid to the Participant. Furthermore, a Participant shall be eligible to receive payment pursuant to a Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved. In determining the amount earned under a Performance-Based Award, the Committee may reduce or eliminate the amount of the Performance-Based Award earned for the Performance Period, if in its sole and absolute discretion, such reduction or elimination is appropriate.

     9.5 Additional Limitations. Notwithstanding any other provision of the Plan, any Award which is granted to a Covered Employee and is intended to constitute Qualified Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

                                   ARTICLE 10

                         PROVISIONS APPLICABLE TO AWARDS

     10.1 Stand-Alone and Tandem Awards. Awards granted pursuant to the Plan may, in the discretion of the Committee, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

     10.2 Award Agreement. Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award which may include the term of an Award, the provisions applicable in the event the Participant's employment or service terminates, and the Company's authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award.

     10.3 Limits on Transfer. No right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Subsidiary. Except as otherwise provided by the Committee, no Award shall be assigned, transferred, or otherwise disposed of by a Participant other than by will or the laws of descent and distribution or pursuant to beneficiary designation procedures approved by time to time by the Committee (or the Board in the case of Awards granted to Independent Directors). The Committee by express provision in the Award or an amendment thereto may permit an Award (other than an Incentive Stock Option) to be transferred to, exercised by and paid to certain persons or entities related to the Participant, including but not limited to members of the Participant's family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant's family and/or charitable institutions, or to such other persons or entities as may be expressly approved by the Committee, pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes (or to a "blind trust" in connection with the Participant's termination of employment or service with the Company or a Subsidiary to assume a position with a governmental, charitable, educational or similar non-profit institution) and on a basis consistent with the Company's lawful issue of securities.

     10.4 Beneficiaries. Notwithstanding Section 10.3, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant's death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If the Participant is married and resides in a community property state, a designation of a person other than the Participant's spouse as his or her beneficiary with respect to more than 50% of the Participant's interest in the Award shall not be effective without the prior written consent of the Participant's spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant's will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

     10.5  Stock Certificates; Book Entry Procedures.

     (a) Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Board has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed or traded. All Stock certificates delivered pursuant to the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal, state, or foreign jurisdiction, securities or other laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Board may require that a Participant make such reasonable covenants, agreements, and representations as the Board, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements. The Committee shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Committee.

     (b) Notwithstanding any other provision of the Plan, unless otherwise determined by the Committee or required by any applicable law, rule or regulation, the Company shall not deliver to any Participant certificates evidencing shares of Stock issued in connection with any Award and instead such shares of Stock shall be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).

     10.6 Full Value Award Vesting Limitations. Notwithstanding any other provision of this Plan to the contrary, Full Value Awards made to Employees or Consultants shall become vested over a period of not less than three years (or, in the case of vesting based upon the attainment of Performance Goals or other performance-based objectives, over a period of not less than one year) following the date the Award is made; provided, however, that, notwithstanding the foregoing, Full Value Awards that result in the issuance of an aggregate of up to 5% of the shares of Stock available pursuant to Section 3.1(a) may be granted to any one or more Participants without respect to such minimum vesting provisions.

     10.7 Paperless Exercise. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless exercise of Awards by a Participant may be permitted through the use of such an automated system.

                                   ARTICLE 11

                          CHANGES IN CAPITAL STRUCTURE

     11.1  Adjustments.

     In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Stock or the share price of the Stock other than an Equity Restructuring, the Committee shall make such proportionate adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such change with respect to (i) the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Sections 3.1 and 3.3); (ii) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (iii) the grant or exercise price per share for any outstanding Awards under the Plan. Any adjustment affecting an Award intended as Qualified Performance-Based Compensation shall be made consistent with the requirements of Section 162(m) of the Code.

     11.2 Acceleration upon a Change in Control. Notwithstanding Section 11.1 and except as may otherwise be provided in any applicable Award Agreement or any other written agreement entered into by and between the Company and a Participant, if a Change in Control occurs, then immediately prior to such Change in Control such Awards shall become fully exercisable and all forfeiture restrictions on such Awards shall lapse. Upon, or in anticipation of, a Change in Control, the Committee may in its sole discretion provide for (i) any and all Awards outstanding hereunder to terminate at a specific time in the future, including but not limited to the date of the Change in Control, and shall give each Participant the right to exercise such Awards during a period of time as the Committee shall determine, (ii) either the purchase of any Award for an amount of cash equal to the amount that could have been attained upon the exercise of such Award or realization of the Participant's rights had such Award been currently exercisable or payable or fully vested (and, for the avoidance of doubt, if as of such date the Committee determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant's rights, then such Award may be terminated by the Company without payment), (iii) the assumption of or substitution of such Award for an award similar to such Award but with respect to securities of a successor or surviving corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of Shares and prices, or (iv) provide for payment of Awards in cash based on the value of Stock on the date of the Change in Control.

     11.3 Outstanding Awards -- Certain Mergers. Subject to any required action by the stockholders of the Company, in the event that the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Stock receive securities of another corporation), each Award outstanding on the date of such merger or consolidation shall pertain to and apply to the securities that a holder of the number of shares of Stock subject to such Award would have received in such merger or consolidation.

     11.4 Outstanding Awards -- Other Changes. In the event of any other change in the capitalization of the Company or corporate change other than those specifically referred to in this Article 11, including an Equity Restructuring, the Committee shall make such proportionate and equitable adjustments in the number and class of shares subject to Awards outstanding on the date on which such change occurs and in the per share grant or exercise price of each Award as the Committee shall determine in its discretion is appropriate to prevent dilution or enlargement of rights.

     11.5 No Other Rights. Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Committee under the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to an Award or the grant or exercise price of any Award.

     11.6 Restrictions on Exercise. In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Stock or the share price of the Stock, including any Equity Restructuring, for reasons of administrative convenience the Company in its sole discretion may refuse to permit the exercise of any Award during a period of 30 days prior to the consummation of any such transaction.

                                   ARTICLE 12

                                 ADMINISTRATION

     12.1 Committee. The Plan shall be administered by the Compensation Committee of the Board; provided, however that the Compensation Committee may delegate to a committee of one or more members of the Board the authority to grant or amend Awards to Participants other than (a) senior executives of the Company who are subject to Section 16 of the Exchange Act or (b) Covered Employees. The Committee shall consist of at least two individuals, each of whom qualifies as (x) a Non-Employee Director and an "independent director" under the rules of the New York Stock Exchange (or other principal securities market on which shares of Stock are traded), and (y) an "outside director" pursuant to Code Section 162(m) and the regulations issued thereunder; provided that any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 12.1 or otherwise provided in any charter of the Committee. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to all Awards granted to Independent Directors and for purposes of such Awards the term "Committee" as used in this Plan shall be deemed to refer to the Board. Reference to the Committee shall refer to the Board if the Compensation Committee ceases to exist and the Board does not appoint a successor Committee.

     In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee. Except as may otherwise be provided in any charter of the Committee, appointment of Committee members shall be effective upon acceptance of appointment; Committee members may resign at any time by delivering written notice to the Board; and vacancies in the Committee may only be filled by the Board.

     12.2 Action by the Committee. A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by a majority of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company's independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

     12.3 Authority of Committee. Subject to any specific designation in the Plan, the Committee has the exclusive power, authority and discretion to:

          (a) Designate Participants to receive Awards;

          (b) Determine the type or types of Awards to be granted to each Participant;

          (c) Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

          (d) Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Committee in its sole discretion determines; provided, however, that the Committee shall not have the authority to accelerate the vesting or waive the forfeiture of any Performance-Based Awards;

          (e) Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

          (f) Prescribe the form of each Award Agreement, which need not be identical for each Participant;

          (g) Decide all other matters that must be determined in connection with an Award;

          (h) Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

          (i) Interpret the terms of, and any matter arising pursuant to, the Plan or any Award Agreement; and

          (j) Make all other decisions and determinations that may be required pursuant to the Plan or as the Committee deems necessary or advisable to administer the Plan.

     12.4 Decisions Binding. The Committee's interpretation of the Plan, any Awards granted pursuant to the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

                                   ARTICLE 13

                          EFFECTIVE AND EXPIRATION DATE

     13.1 Restatement Effective Date. This Amended and Restated Plan is effective as of the date the Plan is approved by the Company's stockholders (the "Restatement Effective Date"). The Plan will be deemed to be approved by the stockholders if it receives the affirmative vote of the holders of a majority of the shares of stock of the Company present or represented and entitled to vote at a meeting duly held in accordance with the applicable provisions of the Company's Bylaws.

     13.2 Expiration Date. The Plan will expire on, and no Award may be granted pursuant to the Plan after, the tenth anniversary of the Restatement Effective Date, except that no Incentive Stock Options may be granted under the Plan after February 20, 2018. Any Awards that are outstanding on the tenth anniversary of the Restatement Effective Date shall remain in force according to the terms of the Plan and the applicable Award Agreement.

                                   ARTICLE 14

                    AMENDMENT, MODIFICATION, AND TERMINATION

     14.1 Amendment, Modification, And Termination. Subject to Section 15.14, with the approval of the Board, at any time and from time to time, the Committee may terminate, amend or modify the Plan; provided, however, that (a) to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required, and (b) stockholder approval is required for any amendment to the Plan that (i) increases the number of shares available under the Plan (other than any adjustment as provided by Article 11), (ii) permits the Committee to grant Options with an exercise price that is below Fair Market Value on the date of grant, (iii) permits the Committee to extend the exercise period for an Option beyond ten years from the date of grant, or (iv) results in a material increase in benefits or a change in eligibility requirements. Notwithstanding any provision in this Plan to the contrary, absent approval of the stockholders of the Company, no Option may be amended to reduce the per share exercise price of the shares subject to such Option below the per share exercise price as of the date the Option is granted and, except as permitted by Article 11, no Option may be granted in exchange for, or in connection with, the cancellation or surrender of an Option having a higher per share exercise price.

     14.2 Awards Previously Granted. Except with respect to amendments made pursuant to Section 15.14, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted pursuant to the Plan without the prior written consent of the Participant.

                                   ARTICLE 15

                               GENERAL PROVISIONS

     15.1 No Rights to Awards. No Participant, employee, or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Committee is obligated to treat Participants, employees, and other persons uniformly.

     15.2 No Stockholders Rights. Except as otherwise provided herein, a Participant shall have none of the rights of a stockholder with respect to shares of Stock covered by any Award until the Participant becomes the record owner of such shares of Stock.

     15.3 Withholding. The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Participant's employment tax obligations) required by law to be withheld with respect to any taxable event concerning a Participant arising as a result of this Plan. The Committee may in its discretion and in satisfaction of the foregoing requirement allow a Participant to elect to have the Company withhold shares of Stock otherwise issuable under an Award (or allow the return of shares of Stock) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Participant of such Award within six months (or such other period as may be determined by the Committee) after such shares of Stock were acquired by the Participant from the Company) in order to satisfy the Participant's federal, state, local and foreign income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income.

     15.4 No Right to Employment or Services. Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment or services at any time, nor confer upon any Participant any right to continue in the employ or service of the Company or any Subsidiary.

     15.5 Unfunded Status of Awards. The Plan is intended to be an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.

     15.6 Indemnification. To the extent allowable pursuant to applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

     15.7 Relationship to other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits pursuant to any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

     15.8 Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

     15.9 Titles and Headings. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

     15.10 Fractional Shares. No fractional shares of Stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up or down as appropriate.

     15.11 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any Participant who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

     15.12 Government and Other Regulations. The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register pursuant to the Securities Act of 1933, as amended, any of the shares of Stock paid pursuant to the Plan. If the shares paid pursuant to the Plan may in certain circumstances be exempt from registration pursuant to the Securities Act of 1933, as amended, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

     15.13 Governing Law. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Delaware.

     15.14 Section 409A. To the extent that the Committee determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Restatement Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that following the Restatement Effective Date the Committee determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Committee may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Committee determines are necessary or appropriate to (i) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (ii) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance and thereby avoid the application of any penalty taxes under such Section.

                                    * * * * *

     I hereby certify that the foregoing amendment and restatement of the Plan was duly adopted by the Board of Directors of IDEX Corporation on February 20, 2008.

                                    * * * * *

     I hereby certify that the foregoing amendment and restatement of the Plan
was approved by the stockholders of IDEX Corporation on           , 2008.

     Executed as of the    day of           , 2008.

                                        ----------------------------------------
                                                   Corporate Secretary

[IDEX CORPORATION LOGO]                VOTE BY INTERNET - www.proxyvote.com
630 DUNDEE ROAD                        Use the Internet to transmit your voting
SUITE 400                              instructions and for electronic delivery
NORTHBROOK, IL 60062                   of   information  up  until  11:59  P.M.
                                       Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

                                       ELECTRONIC DELIVERY OF FUTURE
                                       STOCKHOLDER COMMUNICATIONS
                                       If you would  like to  reduce  the costs
                                       incurred by IDEX  Corporation in mailing
                                       proxy  materials,  you  can  consent  to
                                       receiving  all future proxy  statements,
                                       proxy    cards   and   annual    reports
                                       electronically   via   e-mail   or   the
                                       Internet.  To  sign  up  for  electronic
                                       delivery, please follow the instructions
                                       above to vote  using the  Internet  and,
                                       when  prompted,  indicate that you agree
                                       to   receive   or   access   stockholder
                                       communications electronically in future years.

                                       VOTE BY PHONE - 1-800-690-6903
                                       Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

                                       VOTE BY MAIL
                                       Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to IDEX Corporation, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:        IDEXC1           KEEP THIS PORTION FOR YOUR RECORDS
----------------------------------------------------------------------------------------------------------------------
                         THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.      DETACH AND RETURN THIS PORTION ONLY

  IDEX CORPORATION
  THIS PROXY WHEN PROPERLY EXECUTED WILL
  BE VOTED IN THE MANNER DIRECTED HEREIN BY
  THE UNDERSIGNED STOCKHOLDER. IF NO
  DIRECTION IS MADE, THIS PROXY WILL BE         FOR     WITHHOLD   FOR ALL     To withhold authority to vote for any individual
  VOTED FOR PROPOSALS 1, 2 AND 3.               ALL       ALL      EXCEPT      nominee(s), mark "For All Except" and write the
                                                                               number(s) of the nominee(s) on the line below.
  1.  Election of Directors

      NOMINEES:                                  [ ]      [ ]       [ ]        ------------------------------------------------_
      01) Bradley J. Bell
      02) Lawrence D. Kingsley
      03) Gregory F. Milzcik

VOTE ON PROPOSALS                                                                                         FOR   AGAINST     ABSTAIN

2.  To vote in favor of an amendment and restatement of the IDEX Corporation Incentive Award Plan.        [ ]     [ ]         [ ]

3.  To ratify the appointment of Deloitte & Touche LLP as auditors of the Company for 2008.               [ ]     [ ]         [ ]

4.  To transact other such business as may properly come before the meeting.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signed as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

For address changes and/or comments, please check this box and write         [ ]
them on the back where indicated.

Please indicate if you plan to attend this meeting.           [ ]    [ ]
                                                              YES    NO

----------------------------------   -----              -----------------------    -------
Signature [PLEASE SIGN WITHIN BOX]   Date               Signature (Joint Owners)   Date

                             YOUR VOTE IS IMPORTANT

Regardless of whether you plan to attend the Annual Meeting of Stockholders, you can be sure these shares are represented at the meeting by promptly returning your proxy in the enclosed envelope.

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING:

The  Notice  and  Proxy   Statement   and  Annual   Report  are   available   at
www.proxyvote.com.

            PROXY CARD MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

        |  PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING.  |
--------------------------------------------------------------------------------

                                IDEX CORPORATION
                                630 DUNDEE ROAD
                           NORTHBROOK, ILLINOIS 60062

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints LAWRENCE D. KINGSLEY, FRANK J. NOTARO AND NEIL
A. SPRINGER, and each of them, as Proxies with full power of substitution, and hereby authorize(s) them to represent and to vote, as designated on the reverse side, all the shares of common stock of IDEX Corporation held of record by the undersigned on February 19, 2008, at the Annual Meeting of stockholders to be held on April 8, 2008, or at any adjournment thereof.

      ADDRESS CHANGES/COMMENTS:  ----------------------------------------------

      -------------------------------------------------------------------------

      -------------------------------------------------------------------------
                   (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

 PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

               (CONTINUED, AND TO BE SIGNED, ON THE REVERSE SIDE)